SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                  US LEC Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.  Title of each class of securities to which transaction applies:   N/A    .
                                                                     ---------

2.  Aggregate number of securities to which transaction applies:  N/A    .
                                                                  --------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
                                                -----

4.  Proposed maximum aggregate value of transaction:  N/A.
                                                      ---

5.  Total fee paid:  N/A.
                     ---

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount Previously Paid:  N/A.
                             ---
2.  Form, Schedule or Registration Statement No.:  N/A.
                                                   ---
3.  Filing Party: N/A.
                  ---
4.  Date Filed: N/A.
                ---

                                  US LEC CORP.

                               TRANSAMERICA SQUARE

                       401 NORTH TRYON STREET, SUITE 1000

                         CHARLOTTE, NORTH CAROLINA 28202

                                                                 April __, 2000


To Our Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders of US LEC Corp. to be held at 10:00 a.m. on Tuesday, May 9, 2000 at the Marriott City Center, 100 W. Trade Street , Charlotte, North Carolina.

         The Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter. It is important that your shares be represented at the meeting, whether or not you plan to attend. Accordingly, please take a moment now to sign, date and mail the enclosed proxy in the envelope provided.

         Following completion of the formal portion of the Annual Meeting, management will comment on the company's affairs. A question and answer period will follow. We look forward to seeing you at the meeting.

                                   Sincerely,

                                   Richard T. Aab
                                   CHAIRMAN

                                  US LEC CORP.
                               TRANSAMERICA SQUARE
                       401 NORTH TRYON STREET, SUITE 1000
                         CHARLOTTE, NORTH CAROLINA 28202

                           NOTICE OF ANNUAL MEETING OF
                       STOCKHOLDERS TO BE HELD MAY 9, 2000

To the Stockholders of US LEC Corp.:

         The Annual Meeting of Stockholders of US LEC Corp. (the "Company") will be held at the Marriott City Center, 100 W. Trade Street Charlotte, North Carolina on Tuesday, May 9, 2000 at 10:00 a.m., Eastern Standard Time, for the following purposes:

         1. To elect three directors for a one-year term and, in each case, until their successors are elected and qualified;

         2. To amend the US LEC Corp. 1998 Omnibus Stock Plan to increase the number of shares reserved for issuance under the plan from 2,000,000 to 3,500,000;

         3. To approve the US LEC Corp. Employee Stock Purchase Plan;

         4. To adopt an amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of Class A Common Stock from 72,924,728 to 122,924,728;

         5. To amend the Company's Restated Certificate of Incorporation to permit the Board of Directors to declare and pay a stock dividend on shares of Class B Common Stock in shares of Class A Common Stock or Class B Common Stock; and

         6. To transact such other business as may properly come before the meeting or any reconvened session thereof.

         The Board of Directors has fixed the close of business on March 17, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any reconvened session thereof.

         YOUR PROXY IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. EVEN IF YOU HOLD ONLY A FEW SHARES, AND WHETHER OR NOT YOU EXPECT TO BE PRESENT, YOU ARE REQUESTED TO DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE THAT HAS BEEN PROVIDED. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME, AND THE GIVING OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

         This notice is given pursuant to direction of the Board of Directors.

                                                           Aaron D. Cowell, Jr.
                                                           PRESIDENT

April ____, 2000

                                  US LEC CORP.
                               TRANSAMERICA SQUARE
                       401 NORTH TRYON STREET, SUITE 1000
                         CHARLOTTE, NORTH CAROLINA 28202

                                 PROXY STATEMENT

         The accompanying proxy is solicited by the Board of Directors of US LEC Corp. (the "Company") for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Tuesday, May 9, 2000, at the Marriott City Center, 100 West Trade Street, Charlotte, North Carolina, and at any reconvened session thereof (the "Annual Meeting"). When such proxy is properly executed and returned, the shares of the Company's Class A Common Stock or Class B Common Stock (collectively, the "Common Stock") it represents will be voted at the meeting. If a choice has been specified by the stockholder as to any matter referred to on the proxy, the shares will be voted accordingly. If no choice is indicated on the proxy, the shares will be voted in favor of election of the three director nominees named herein and in favor of each of the other proposals. A stockholder giving a proxy has the power to revoke it at any time before it is voted. Presence at the meeting by a stockholder who has signed a proxy does not alone revoke that proxy; the proxy may be revoked by a later dated proxy or by notice to the Secretary at the meeting. At the meeting, votes will be counted by written ballot.

         At the Annual Meeting, stockholders will be asked:

         1. To elect three directors for a one-year term and, in each case, until their successors are elected and qualified;

         2. To amend the US LEC Corp. 1998 Omnibus Stock Plan (the "1998 Stock Plan") to increase the number of shares reserved for issuance under the plan from 2,000,000 to 3,500,000;

         3. To approve the US LEC Corp. Employee Stock Purchase Plan (the "Stock Purchase Plan");

         4. To adopt an amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of Class A Common Stock from 72,924,728 to 122,924,728 (the "Certificate"); and

         5. To adopt an amendment to the Certificate to permit the Board of Directors to declare and pay a stock dividend on shares of Class B Common Stock in shares of Class A Common Stock or Class B Common Stock (the "Stock Dividend Proposal"); and

         6. To transact such other business as may properly come before the meeting or any reconvened session thereof.

         The representation in person or by proxy of a majority of the votes entitled to be cast will be necessary to provide a quorum at the Annual Meeting. Provided a quorum is present, directors will be elected by a plurality of the votes of shares of Class A Common Stock and Class B Common Stock, voting together as a group, present and entitled to vote on the election of directors. With respect to the election of directors, votes may be cast in favor of nominees or withheld. Withheld votes will not be treated as votes cast and, therefore, will have no effect on the result of the vote. Approval of the proposals to approve the Stock Purchase Plan and the amendment to the 1998 Stock Plan will require the affirmative vote of a majority of the votes of shares of Class A Common Stock and Class B Common Stock, voting together as a group, present and entitled to vote on these proposals. Abstentions will not be counted as votes cast or as votes entitled to be cast on the proposals and, therefore, will have no effect on the result of the vote. Approval of the amendments to the Certificate will require the affirmative vote of a majority of the votes of shares of Class A Common Stock and Class B Common Stock outstanding, voting together as a group. Accordingly, abstentions and broker non-votes will have the effect of votes against these proposals. In addition, the Stock Dividend Proposal must be approved by the shares of Class B Common Stock voting separately as a class.

         The approximate date on which this proxy statement and form of proxy were first sent or given to stockholders is April 7, 2000. The cost of preparing, printing and mailing this proxy statement to stockholders will be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone without compensation by the Company other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies.

OUTSTANDING VOTING SECURITIES

         The Board of Directors has set the close of business on March 17, 2000 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, the Company had 10,443,541 shares of Class A Common Stock and 17,075,252 shares of Class B Common Stock issued and outstanding. Each share of Class A Common Stock is entitled to one vote per share and each share of Class B Common Stock is entitled to ten votes per share with respect to all matters to be acted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of the Record Date by: (i) each person or group known to the Company to beneficially own more than five percent of the Common Stock; (ii) each director; (iii) each executive officer named on the Summary Compensation Table appearing elsewhere in this proxy statement; and
(iv) all executive officers and directors as a group.

                                                      AMOUNT AND NATURE    PERCENT     PERCENT OF TOTAL       PERCENT OF
                                                      OF BENEFICIAL          OF            SHARES            TOTAL VOTING
NAME                                 TITLE OF CLASS   OWNERSHIP(1)          CLASS (2)   OUTSTANDING (2)        POWER (2)

Richard T. Aab                          Class A             78,175    (3)          *                  *                *
                                        Class B         17,075,270    (4)      100.0               62.0             94.2
Joyce M. Aab                            Class B          4,309,500    (4)       25.2               15.7             23.8
Tansukh V. Ganatra                      Class B          4,044,000    (5)       23.7               14.7             22.3
Wachovia Corporation                    Class A            872,652    (6)        8.4                3.2                *
David C. Conner                         Class A            610,000    (7)        5.8                2.2                *
Michael K. Simmons                      Class A            567,000    (8)        5.4                2.1                *
David M. Flaum                          Class A            200,000    (9)        1.9                  *                *
Craig Simpson                           Class A             174,000  (10)        1.6                  *                *
Steven L. Schoonover                    Class A             100,000  (11)          *                  *                *
Aaron D. Cowell, Jr.                    Class A              91,000  (12)          *                  *                *
Michael K. Robinson                     Class A              50,000  (13)          *                  *                *
John W. Harris                          Class A              33,000  (14)          *                  *                *
All directors and executive
  Officers as a group (8 persons)       Class A              726,175             6.7                2.6                *
                                        Class B           17,075,270           100.0               62.0             94.2

(1) Each beneficial owner's holdings have been calculated assuming full exercise of outstanding warrants and options exercisable by such holder within 60 days after the Record Date, but no exercise of outstanding warrants and options held by any other person. Except as otherwise indicated, each person named in this table has sole voting and dispositive power with respect to the shares of Common Stock beneficially owned by such person.

(2)      An "*" indicates less than one percent.

(3) Includes 61,995 shares held by Global Vista Communications, LLC, a limited liability company controlled by Mr. Aab.

(4) Includes 4,309,500 shares held by Melrich Associates, L. P. ("Melrich"). Mr. Aab and his wife, Joyce M. Aab, are the sole general partners of Melrich and share voting and dispositive power with respect to these shares. Also includes 4,044,000 shares held by Mr. Ganatra and Super STAR Associates Limited Partnership ("Super STAR") as to which Mr. Aab holds voting power. Mr. and Mrs. Aab's address is 401 North Tryon Street, Suite 1000, Charlotte, NC 28202.

(5) Includes 3,750,000 shares held by Super STAR. Mr. Ganatra, the majority general partner, has dispositive power with respect to these shares. Mr. Ganatra's address is 401 North Tryon Street, Suite 1000, Charlotte, NC 28202.

(6) Wachovia Corporation's address is 100 North Main Street, Winston-Salem, North Carolina 27104. This information is based on a statement on
         Schedule 13G filed by Wachovia Corporation and its subsidiary, Wachovia Bank, National Association, with the U.S. Securities and Exchange Commission on February 14, 2000.

(7) Of the 610,000 shares beneficially owned by David C. Conner, 445,000 are held of record by Mr. Conner and 165,000 are held of record by his wife. Mr. and Mrs. Conner are deemed to share voting and dispositive power with respect to the shares beneficially owned by Mrs. Conner. Mr. and Mrs. Conner's address is 7 Braemer Way Pittsford, NY 14534.

(8) Includes 247,500 shares held by Michael K. Simmons Family Limited Partnership as to which Mr. Simmons, the sole general partner, has voting and dispositive power. Mr. Simmons address is 834 Ardsley Place, Charlotte, NC, Charlotte, North Carolina 28207.

(9)      Includes 20,000 shares subject to presently exercisable stock options.

(10)     Includes 165,000 shares subject to a presently exercisable warrant.

(11) Includes 20,000 shares subject to presently exercisable stock options and 80,000 shares held by Schoonover Investments Limited Partnership, a limited partnership controlled by Mr. Schoonover.

(12)     Includes 90,000 shares subject to a presently exercisable stock option.

(13) Comprised entirely of shares subject to a presently exercisable stock option.

(14)     Includes 15,000 shares subject to a presently exercisable stock option.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Board of Directors currently consists of five directors. Two directors are elected annually by the holders of Class B Common Stock ("Class B Directors"). The remaining three directors are elected by the holders of Class A Common Stock and Class B Common Stock voting together as a group ("Class A Directors"). Class A Directors are elected annually and generally serve until the next annual meeting of stockholders. Three Class A Directors will be elected at the Annual Meeting. The nominees are described below.

                                           DIRECTOR

NAME                             AGE       SINCE                                   BUSINESS EXPERIENCE
-------------------------------- --------- -------------- -----------------------------------------------------------------------
David M. Flaum                   47        1998           Mr. Flaum has served as President of Flaum  Management  Company,  Inc.
                                                          ("Flaum  Management"),   a  real  estate  development  firm  based  in
                                                          Rochester,   New  York,   since  1985,  and  President  of  The  Hague
                                                          Corporation,  a commercial real estate  management  firm,  since 1993.
                                                          Flaum  Management  is active  in the  development  of retail  centers, office buildings and high technology  facilities in the eastern United
                                                          States.

Steven L. Schoonover             54        1998           Mr.  Schoonover is President and Chief Executive  Officer of CellXion,
                                                          Inc., which  specializes in construction,  installation and management of cellular telephone and personal  communications  systems. From 1990 until its sale in November 1997 to Telephone  Data Systems,  Inc., Mr.
                                                          Schoonover  served  as  President  of Blue  Ridge  Cellular,  Inc.,  a full-service  cellular  telephone  company.  From  1983  to  1996,  he served in various positions,  including  President and Chief Executive
                                                          Officer,  with  Fibrebond   Corporation,   a  firm  involved  in  site
                                                          development,   shelter  and  tower   construction   for  the  cellular
                                                          telecommunications industry.

John W. Harris                   52        1999           Mr.  Harris was  appointed to the Board of Directors  during 1999.  He co-founder,  president and chief executive  officer of Lincoln Harris,
                                                          LLC, a national  full  service  corporate  real  estate  firm based in
                                                          Charlotte,  North Carolina.  Prior to Lincoln  Harris,  Mr. Harris was
                                                          president  of The  Harris  Group,  and prior to The  Harris  Group was president  of The Bissell  Companies,  Inc., a major  commercial  real estate  and  investment  management  company.  He also  serves  on the boards of directors of Dominion Resources,  Inc., Piedmont Natural Gas
                                                          Company and The Charlotte-Mecklenburg Hospital Authority.

         The Board of Directors recommends that you vote "FOR" each of the three nominees named above.

CLASS B DIRECTORS

         Richard T. Aab, who holds voting power with respect to all issued and outstanding shares of Class B Common Stock, has informed the Company that he intends to vote these shares in favor of the re-election of both incumbent Class B Directors at the Annual Meeting. Certain information regarding the incumbent Class B Directors is set forth below.

                                       DIRECTOR
NAME                          AGE       SINCE                               BUSINESS EXPERIENCE
--------------------------- -------- ------------- ----------------------------------------------------------------------

Richard T. Aab                50         1996      Mr. Aab  co-founded US LEC in June 1996 and has served as Chairman of the Board of  Directors  since  that  time.  He also  served as Chief
                                                   Executive  Officer  from June  1996  until  July  1999.  In 1982,  he
                                                   co-founded    ACC    Corp.,    a    publicly-traded     international
                                                   telecommunications    company   that   was   acquired   by   Teleport
                                                   Communications  Group, Inc.  ("Teleport").  Teleport was subsequently acquired  by  AT&T.  Between  1982 and  1997,  Mr.  Aab held  various positions  with ACC Corp.,  including  Chairman  and Chief  Executive
                                                   Officer,  and served as a director.  Under Mr. Aab's leadership,  ACC
                                                   Corp.  participated in the introduction of competition into local and long  distance  telecommunications  markets  in  the  United  States,
                                                   Canada and the United Kingdom.

Tansukh V. Ganatra            56         1996      Mr.  Ganatra  co-founded  US LEC in June  1996  and has  served  as a director  since  that time.  He also  served as  President  and Chief
                                                   Operating  Officer from June 1996 until July 1999,  when he was named
                                                   Vice  Chairman  and  Chief  Executive  Officer.   Mr.  Ganatra  is  a
                                                   specialist  in the  field of  intelligent  switching  technology  and transport  network  systems.  From  1987 to 1997,  Mr.  Ganatra  held various positions with ACC Corp.,  including serving as its President and Chief Operating Officer.  Prior to joining ACC Corp., Mr. Ganatra held  various  positions  during  a  19-year  career  with  Rochester
                                                   Telephone Corp. (now Frontier  Corp.),  culminating with the position of Director of Network Engineering.

PENDING CHANGE IN BOARD COMPOSITION

         On February 25, 2000, the Company announced that it had executed a letter of intent with affiliates of Bain Capital, Inc. ("Bain") and Thomas H. Lee Partners, L.P. ("THL") to invest up to $300 million in the Company. Under the letter of intent, Bain and THL have each agreed to invest up to $150 million in convertible preferred stock in US LEC, subject to definitive documentation and other standard closing conditions and approvals. The investments will be made in two tranches yielding a 6% dividend and at a weighted average conversion price of approximately $39, which represents approximately a 7% premium to the 30-day trailing average stock price. The letter of intent contemplates that holders of the new series of preferred stock to be issued in the transaction will be entitled to elect two directors of the Company. Consequently, the Board of Directors will be increased from five to seven seats and the Bain and THL designees will be appointed directors immediately after the first tranche of the transaction is consummated, which management expects to occur early in the second quarter of 2000.

COMPENSATION OF DIRECTORS

         The Company pays directors who are not officers or employees ("Outside Directors") an annual retainer of $5,000 and a fee of $1,000 for each meeting of the Board of Directors and $500 for each meeting of any committee thereof attended. In addition, each Outside Director received an option to purchase 5,000 shares of Class A Common Stock upon his initial election to the Board of Directors. Outside Directors also receive discretionary annual grants of options to purchase shares of Class A Common Stock if nominated to stand for re-election. Outside Directors received annual grants of options to purchase 5,000 shares and 10,000 shares in 1999 and 2000, respectively. The Company also reimburses each Outside Director for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and any of its committees.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held five meetings during 1999. The Board of Directors currently has an Audit Committee and a Compensation Committee. Messrs. Flaum, Harris and Schoonover serve as the members of these committees. The Audit Committee met four times during 1999. The primary functions of the Audit Committee are to (i) establish and review the activities of the independent accountants, (ii) review recommendations of the independent accountants and responses of management and (iii) review and discuss the Company's financial reporting and accounting policies with the independent accountants and management. The Compensation Committee met one time during 1999. The primary functions of the Compensation Committee are to (i) review and make recommendations to the Board of Directors regarding compensation for the Company's executive officers and (ii) administer the 1998 Stock Plan.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table summarizes all compensation paid to (i) the two persons who served as the Company's Chief Executive Officer during 1999, (ii) the three most highly compensated executive officers incumbent at December 31, 1999, and (iii) two former executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM
                                                                                              COMPENSATION
                                                                                          -------------------
                                                         ANNUAL COMPENSATION                     AWARDS
                                             --------------------------------------------  -------------------
                                                                            OTHER
                                                                           ANNUAL              SECURITIES          ALL OTHER
                                                SALARY       BONUS      COMPENSATION           UNDERLYING         COMPENSATION
  NAME AND PRINCIPAL POSITION     YEAR            ($)         ($)            ($)              OPTIONS (#)           ($) (1)
  ------------------------------  ---------  --------------------------------------------  -------------------   ---------------
  Richard T. Aab                  1999             168,000    ---            ---                  ---                  2,178
    CHAIRMAN                      1998             197,462    ---            ---                  ---                    451
                                  1997            ---         ---            ---                  ---                 ---

  Tansukh V. Ganatra              1999             164,505    ---            2,925                ---                  2,132
    VICE CHAIRMAN AND             1998             188,077    ---            1,018                ---                    805
     CHIEF EXECUTIVE OFFICER      1997               6,750    ---            7,968                ---                    423

  Aaron D. Cowell, Jr.            1999             157,000   102,400         ---                 25,000                4,254
   PRESIDENT                     1998             127,409    56,300         ---                 360,000                   41

  Michael K. Robinson             1999             156,700   102,400         ---                 25,000                3,891
    EXECUTIVE VICE PRESIDENT -    1998              75,102    56,300         ---                200,000                   63
     FINANCE AND CHIEF            1997
     FINANCIAL OFFICER

  Robert D. Ingram                1999              82,329    24,200         ---                100,000                  993
    EXECUTIVE VICE PRESIDENT -
     ENGINEERING AND CHIEF
     TECHNICAL OFFICER

  Craig K. Simpson (2)            1999             156,022    40,000         ---                  ---                  2,401
    SENIOR VICE PRESIDENT -       1998             127,025    59,400         ---                165,000                  331
     SALES                        1997              61,757    15,000         ---                  ---                    ---

  David C. Conner (3)             1999             147,766    ---            ---                  ---                  3,481
     EXECUTIVE VICE PRESIDENT-    1998             128,037    95,400         ---                  ---                    375
     ENGINEERING AND              1997              79,785    25,000         ---                  ---                    260
      OPERATIONS AND CHIEF
      TECHNICAL OFFICER

----------------------------
   (1) Amounts presented for 1999 include matching contributions to each executive officer's account under the Company's 401(k) retirement plan in the amounts of $1,904, $1,868, $3,998, $3,635, $908, $2,145, and
         $3,225 and life insurance premiums of $274, $264, $256, $256, $84,
         $256, and $256 for Messrs. Aab, Ganatra, Cowell, Robinson, Ingram, Simpson and Conner, respectively.

   (2) During 1999, the Board of Directors determined that it was no longer appropriate to classify the Company's Senior Vice Presidents as executive officers.

   (3)   Mr. Conner retired from the Company during 1999.

         The following table set forth information with respect to option grants to Named Executive Officers during 1999. All such grants were made under the Stock Purchase Plan.

                              OPTION GRANTS IN 1999

                                                       INDIVIDUAL GRANTS
                                   --------------------------------------------------------------
                                                      PERCENT OF
                                        NUMBER OF        TOTAL
                                       SECURITIES       OPTIONS
                                       UNDERLYING     GRANTED TO
                                         OPTIONS     EMPLOYEES IN    EXERCISE OR                        GRANT DATE
                                         GRANTED         1999        BASE PRICE      EXPIRATION           VALUE*
      NAME                                 (#)            (%)         ($/SH.)          DATE               ($)
      ----------------------------    -------------- -------------- -------------- ---------------    ---------------

      Aaron D. Cowell, Jr.                25,000            3.1          26.13        12-23-09            303,093
      Michael K. Robinson                 25,000            3.1          26.13        12-23-09            303,093
      Robert D. Ingram                   100,000           12.6          24.13         9-29-09          1,097,370

     ---------------
     (*) The grant date values presented were estimated using the Black-Scholes option pricing model assuming no dividend yield, volatility of 40%, an average risk-free rate of return of 6.5%, and an expected life of 5.1 years.

                                               AGGREGATED OPTION / W ARRANT EXERCISES IN 1999
                                                   AND OPTION VALUES AT DECEMBER 31, 1999

                                      NUMBER OF SECURITIES UNDERLYING           VALUE OF UNEXERCISED IN-THE-MONEY
                                      UNEXERCISED OPTIONS / WARRANTS                   OPTIONS / WARRANTS
                                         AT DECEMBER 31, 1999 (#)                   AT DECEMBER 31, 1999 ($)
                                   --------------------------------------    ----------------------------------------
      NAME                              EXERCISABLE     UNEXERCISABLE            EXERCISABLE      UNEXERCISABLE
      -------------------------    ------------------- ------------------    ------------------ ---------------------

      Aaron D. Cowell, Jr.                   90,000        295,000              2,244,375           6,886,250
      Michael K. Robinson                    50,000        175,000              1,247,000           3,893,750
      Robert D. Ingram                          ---        100,000                 ---               812,500
      Craig K. Simpson                      165,000          --                 4,849,350              ---

COMPENSATION COMMITTEE REPORT

         GENERAL. During 1999, the compensation of the Company's executive officers was determined by the Board of Directors. The objective of the Company's executive compensation program is to attract, motivate, reward and retain qualified executives. The objective of the Company's executive compensation policy is to provide a fully competitive, performance-based compensation program that will enable the Company to attract, motivate and retain qualified executive officers. The Company's executive compensation program consisted of (i) annual compensation consisting of a base salary combined with a cash incentive bonus based upon the executive's performance and
(ii) long-term compensation consisting of grants of stock options.

         ANNUAL COMPENSATION. During the fourth quarter of 1999, an executive committee consisting of the Company's Chief Executive Officer, its President and the Chief Financial Officer (the "Executive Committee") met to determine the range of potential bonus amounts to be paid in early 2000 for performance during 1999 and base salary increases to become effective for 2000. In December 1999, the Company's Chief Executive Officer performed a detailed review of the performance of each executive officer other than the Chief Executive Officer. The appraisal report produced as a result of this review assigned a score to each executive officer's performance in different skill categories. The executive officer's aggregate score was then used to determine his increase in base salary for 2000 and the bonus to be paid in early 2000 for performance during 1999.

         LONG-TERM COMPENSATION. The Company adopted the 1998 Stock Plan in January 1998 primarily as a tool to recruit directors, executive officers and other officers and employees on a basis competitive with industry practices for emerging, growth-oriented businesses. Although the 1998 Stock Plan authorizes the issuance of a broad range of stock-based incentive awards, the Compensation Committee relied primarily on stock options to recruit and retain executive officers during 1999. One executive officer was granted a stock option during 1999 in connection with his initial employment by the Company. The number of shares covered by the option was determined through individual negotiations with the Chief Executive Officer. Two other executives were granted options to purchase 25,000 shares each based on a qualitative review of their performance during 1999. All options granted in 1999 have a 10-year term and vest in four annual installments commencing on the first anniversary of the grant date, with exercise prices equal to the market value of the underlying shares on the date of grant.

         COMPENSATION OF THE CHAIRMAN AND THE CHIEF EXECUTIVE OFFICER. During 1999, the base salary and annual bonus for the Company's Chairman and its Chief Executive Officer were determined by the Compensation Committee based on a subjective evaluation of each officer's contribution to the financial performance and condition of the Company and execution of its business plan.

         CERTAIN INCOME TAX CONSIDERATIONS. Under federal tax law, certain non-performance based executive compensation which is in excess of $1.0 million is not tax deductible by the Company. During 1999, no executive officer of the Company received compensation in excess of this limit, and, at this time, the Compensation Committee does not expect that any executive officer of the Company will receive compensation in excess of this limit during 2000. Accordingly, no formal policy with respect to the tax deductibility of executive compensation has been adopted by the Compensation Committee.

                     MEMBERS OF THE COMPENSATION COMMITTEE:
                                 DAVID M. FLAUM
                                 JOHN W. HARRIS
                              STEVEN L. SCHOONOVER

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During 1998, an affiliate of Mr. Aab acquired an indirect controlling interest in Metacomm, LLC ("Metacomm"). During 1999, Metacomm was engaged in the business of developing and operating a high-speed data network in North Carolina, and is a customer of the Company and BellSouth Telecommunications, Inc. ("BellSouth"). During 1999, the Company recorded approximately $9.51 million in revenue earned from services provided to Metacomm (which did not include revenue from reciprocal compensation due from BellSouth). Metacomm also earns commissions from the Company for reciprocal compensation revenue relating to Metacomm's network. The Company recorded approximately $38.90 million in reciprocal compensation commission expenses earned by Metacomm. As of December 31, 1999, the Company had a liability to Metacomm in the amount of approximately $22.81 million. The Company and Metacomm are parties to agreements by which commissions earned by Metacomm related to reciprocal compensation would not be paid to Metacomm until the related reciprocal compensation is collected from BellSouth. However, in 1999, the Company paid Metacomm approximately $12.02 million prior to collecting the earned reciprocal compensation from BellSouth. These payments are subject to a repayment agreement if the related reciprocal compensation is ultimately determined not to be collectible. A more detailed discussion of the transactions between the Company and Metacomm and the BellSouth litigation appears in the Company's 2000 Annual Report to Stockholders and other filings with the U.S. Securities and Exchange Commission.

         During 1999, the Company acquired $2.08 million in software from Global Vista Communications, LLC ("GVC"), a company controlled by Mr. Aab. In addition, the Company incurred approximately $50,000 in expenses for consulting services provided by GVC. As of December 31, 1999, the Company owed GVC approximately $66,000 for software and consulting services. GVC is a software company that provided the Company with solutions in the areas of switch mediation, CABS billing, network traffic analysis and network costing.

         During 1999, the Company capitalized $185,000 in site acquisition costs for services performed by Lincoln Harris LLC, a company controlled by Mr. Harris. In addition, the company incurred $3,000 in expenses for services provided by Lincoln Harris. As of December 31, 1999, a liability totaling $46,000 was recorded in accounts payable in the Company's financial statements relating to leasehold improvements and services purchased from Lincoln Harris LLC.

         During 1999, the Company entered into an operating lease with H-C REIT, Inc., a company controlled by Mr. Harris. The lease commences on May 1, 2000, and continues for a period of ten years. As part of the new lease agreement, H-C REIT, Inc. agreed to limit the company's liability under their existing lease agreement to $500,000 for early termination and lease incentive costs. The company has recognized this expense in 1999. Future minimum rental payments under the new lease total $23.9 million.

         Company management believes that all of the above transactions were under terms no less favorable to the Company than could be arranged with unrelated parties.

                                   PROPOSAL 2

                        AMENDMENT OF THE 1998 STOCK PLAN

BACKGROUND AND REASONS

         The Company adopted the 1998 Omnibus Stock Plan in January 1998 the ("1998 Stock Plan"). The 1998 Stock Plan is intended to enable the Company to recruit, reward, retain and motivate employees and to attract and retain outside directors, agents and consultants on a basis competitive with industry practices. The Company currently has reserved 2,000,000 shares of Class A Common Stock for issuance under the 1998 Stock Plan. The Board of Directors has approved and recommended to the stockholders that they approve an amendment to the 1998 Stock Plan to increase the number of shares reserved for issuance thereunder to 3,500,000 shares. As of December 31, 1999, options to purchase approximately 1,795,000 shares of Class A Common Stock were outstanding under the 1998 Stock Plan.

         Since May 1999, when the 1998 Stock Plan was last amended, the number of the Company's employees had increased from 300 to approximately 500 at February 29, 2000. Management relies heavily on options issued under the 1998 Stock Plan to attract and retain experienced officers and employees and to motivate employees to maximize stockholder value. The Board of Directors believes that the proposed increase in the number of shares available under the 1998 Stock Plan is essential to permit management to continue to provided long-term, equity-based incentives to present and future key employees. The Board of Directors has not determined who will receive awards relating to the additional shares of Class A Common Stock that will be reserved for issuance under the 1998 Stock Plan if the proposed amendment is approved.

         The Board of Directors recommends a vote "FOR" approval of the proposal to amend the 1998 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 2,000,000 shares to 3,500,000 shares.

DESCRIPTION OF THE 1998 STOCK PLAN

         The 1998 Stock Plan is administered by the Board of Directors or the Compensation Committee of the Board of Directors (such committee or the Board of Directors itself, as applicable, is hereinafter referred to as the "Committee"). Awards under the 1998 Stock Plan may include, but are not limited to, stock options, stock appreciation rights, restricted stock, performance awards, or other stock-based awards, such as stock units, securities convertible into stock, phantom securities and dividend equivalents. The Committee has authority and discretion under the 1998 Stock Plan to (i) designate eligible participants and (ii) determine the types of awards to be granted and the conditions and limitations applicable to such awards, if any, including the acceleration of vesting or exercise rights upon a change in control of the Company. The awards may be granted singly or together with other awards, or as replacement of, in combination with, or as alternatives to, grants or rights under the 1998 Stock Plan or other employee benefit plans of the Company. Awards under the 1998 Stock Plan may be issued based on past performance, as an incentive for future efforts or contingent upon the future performance of the Company.

         Options granted under the 1998 Stock Plan must be exercised within the period fixed by the Committee, which may not exceed 10 years from the date of the option grant, or in the case of incentive stock options granted to any 10% stockholder, five years from the date of the option grant. Options may be made exercisable in whole or in installments, as determined by the Committee. Except as authorized by the Committee, options will not be transferable other than by will or the laws of descent and distribution and, during the lifetime of an optionee, may be exercised only by the optionee. The option price will be determined by the Committee. However, the option price for incentive stock options may not be less than the market value of the Class A Common Stock on the date of grant of the option and the option price for incentive stock options granted to any 10% stockholder may not be less than 110% of the market value of the Class A Common Stock on the date of grant. Unless otherwise designated by the Committee as "incentive stock options" intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, options granted under the 1998 Stock Plan are intended to be "nonqualified stock options."

         There are no tax consequences to the optionee upon the grant of an incentive option pursuant to the 1998 Stock Plan and no tax consequences to the optionee upon exercise of an incentive stock option, except that the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to alternative minimum tax. If the shares of Class A Common Stock acquired are not disposed of within two years from the date the option was granted and within one year after the shares are transferred to the optionee, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If all requirements other than the above described holding period requirements are met, a "disqualifying disposition" occurs and gain in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise minus the option exercise price or (ii) the amount realized on disposition minus the option exercise price (except for certain "wash" sales, gifts or sales to related persons) is taxed as ordinary income and the Company will be entitled to a corresponding federal income tax deduction in an amount equal to the optionee's ordinary income at that time. The gain in excess of this amount, if any, will be characterized as long-term capital gain if the optionee held the shares for more than one year.

         There are no tax consequences to the recipient upon the grant of a non-qualified option pursuant to the 1998 Stock Plan. Upon the exercise of a non-qualified stock option, taxable ordinary income will be recognized by the holder in an amount equal to the excess of the fair market value of the shares purchased at the time of such exercise over the aggregate exercise price. The Company will be entitled to a corresponding federal income tax deduction. Upon any subsequent sale of the shares, the optionee will generally recognize a taxable gain or loss based upon the difference between the per share fair market value at the time of exercise and the per share selling price at the time of the subsequent sale of the shares.

                                   PROPOSAL 3

                   APPROVAL OF AN EMPLOYEE STOCK PURCHASE PLAN

         The Board of Directors has adopted the Stock Purchase Plan, subject to stockholder approval. The Stock Purchase Plan, which offers eligible employees the opportunity to purchase shares of Class A Common Stock of the Company through payroll deductions, is intended to encourage participation in the ownership and economic progress of the Company. Eligible employees are those employed by the Company continuously for six months prior to the applicable grant date and whose customary employment is more than 20 hours per week and more than five months in any calendar year. Substantially all salaried and hourly employees, totaling approximately 500 persons as of February 29, 1999, will be eligible to participate in the Stock Purchase Plan. The Stock Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

ADMINISTRATION

         The Stock Purchase Plan will be administered by the Compensation Committee or such other standing committee as the Board of Directors may designate (the "Committee"). The Board of Directors may from time to time adopt amendments to the Stock Purchase Plan consistent with Sections 421 and 423 of the Code without the approval of the Company's stockholders; provided, unless stockholder approval is obtained, no such amendment may increase the aggregate number of shares of Class A Common Stock that may be issued under the Stock Purchase Plan, change the method of determining the purchase price for shares of the Company's Class A Common Stock, or materially change the eligibility requirement for participation in the Stock Purchase Plan. The Board of Directors may terminate the Stock Purchase Plan at any time and such action will result in a refund to those employees participating in the Plan (the "Participants") of the sums credited to their accounts. Unless sooner terminated, the Stock Purchase Plan will terminate on December 31, 2010.

ISSUANCE OF SHARES

         The Board of Directors has reserved 1,000,000 shares of the Company's authorized but unissued shares of Class A Common Stock for purchase under the Stock Purchase Plan. The Stock Purchase Plan provides for consecutive six-month offering periods, beginning on January 1 and July 1 of each year, during which an eligible employee will be permitted to accumulate payroll deductions in a Plan account (for each Participant, his or her, "Stock Purchase Account") for the purchase of shares of Class A Common Stock (each, an "Offering Period"). The initial Offering Period begins on July 1, 2000 and ends on December 31, 2000. An eligible employee may elect to participate in the Stock Purchase Plan by delivering to the Committee a written directive authorizing payroll deductions from such Participant's basic compensation in an amount not exceeding ten percent (10%) of that Participant's Compensation payable to the Participant during the Offering Period. Notwithstanding the foregoing, the aggregate fair market value of shares of Class A Common Stock that may be purchased by a Participant during any calendar year may not exceed $25,000. In its discretion, the Committee also may impose a maximum dollar amount that a Participant may contribute to the Stock Purchase Plan during and for any particular Offering Period. In addition, a Participant is limited to owning 5% of the total combined voting power or value of all classes of stock of the Company.

         If as of the last day of any Offering Period, the aggregate Stock Purchase Accounts available for the purchase of shares of Class A Common Stock would purchase a number of shares of Class A Common Stock in excess of the number of shares of Class A Common Stock then available for purchase under the Stock Purchase Plan, (i) the number of shares of Class A Common Stock which would otherwise be purchased for each Participant on that date shall be reduced proportionately to the extent necessary to eliminate the excess, (ii) the remaining balance to the credit of each Participant in each Participant's Stock Purchase Account shall be distributed to each such Participant, and (iii) the Stock Purchase Plan shall terminate automatically upon the distribution of the remaining balance in such Stock Purchase Accounts.

PURCHASE OF SHARES

         The purchase price per share of Class A Common Stock shall be the lower of 85% of the Fair Market Value (as defined in the "Stock Purchase Plan") of a share of Class A Common Stock as of the first day of that certain Offering Period or 85% of the Fair Market Value of a share of Class A Common Stock as of the last day of that certain Offering Period; provided, however, in no event shall the purchase price be lower than the par value of a share of Class A Common Stock. The closing price of a share of Class A Common Stock on the Nasdaq National Market on March 17, 2000 was $45.25 per share. As of the end of each Offering Period, the amount in that Participant's Stock Purchase Account shall be used to purchase from the Company the largest number of whole shares of Class A Common Stock which can be purchased at the price determined subject to certain limitations summarized herein and set forth in detail in the Stock Purchase Plan regarding the maximum number of shares of Class A Common Stock the Participant may purchase. The remaining balance (if any) in a Participant's Stock Purchase Account shall be credited to that Participant's Stock Purchase Account for the immediately following Offering Period.

         If there is any increase or decrease in the number of issued shares of Class A Common Stock as a result of a stock split, consolidation of shares, payment of a stock dividend or any other capital adjustment affecting the number of issued shares of Class A Common Stock, then an appropriate adjustment will be made in the number of shares of Class A Common Stock reserved for issuance and purchasable under the Stock Purchase Plan. In the event that the outstanding shares of Class A Common Stock are changed into or exchanged for a different number or kind of securities of the Company or another corporation, whether through reorganization, recapitalization, merger, consolidation, or otherwise, then an appropriate adjustment will be made in the number and kind of securities which may be issued and purchased under the Stock Purchase Plan.

FEDERAL INCOME TAX CONSIDERATIONS

         The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. A Participant will not realize income subject to federal income tax at the time he or she elects to participate in the Stock Purchase Plan or at the time shares of Class A Common Stock are purchased for his or her account. No federal income tax consequences result to the Company at the time the Participant elects to participate in the Stock Purchase Plan, at the time shares of Class A Common Stock are purchased under the Stock Purchase Plan or upon the disposition of shares of Class A Common Stock acquired under the Stock Purchase Plan, other than with respect to a disqualifying disposition (as described below). If a Participant does not dispose of shares of Class A Common Stock within two years of the date of grant (the first day of the Offering Period involved) and within one year from the date of purchase (the first business day following the end of the Offering Period involved), upon the disposition of such shares, ordinary income may be realized by the Participant on the lesser of (i) the excess of the proceeds of sale over the purchase price or (ii) the excess of the fair market value on the date of grant over the purchase price. Any additional gain realized will be capital gain and any loss realized will constitute a capital loss.

         If any shares of Class A Common Stock purchased are disposed of within either the two-year or one-year periods described above (a "disqualifying disposition"), the Participant will realize ordinary income at the time of such disposition in an amount equal to the difference between the fair market value of the shares on the date of purchase and the purchase price of such shares, and the Company generally will be entitled to a corresponding tax deduction from its income. Any difference between such fair market value and the disposition price will be treated as capital gain or loss to the Participant and will not be deductible by the Company.

         The Board of Directors recommends a vote "FOR" approval of the Stock Purchase Plan.

                                   PROPOSAL 4

            AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO
                  INCREASE THE AUTHORIZED SHARES OF CLASS A AND
                              CLASS B COMMON STOCK

         The Board of Directors has adopted the following resolutions to amend the Certificate to (a) increase the number of authorized shares of Class A Common Stock from 72,924,728 shares to 155,000,000 shares and (b) to increase the number of authorized shares of Class B Common Stock from 17,075,272 shares to 35,000,000 shares. The text of the resolutions are as follows (new language is indicated in bold, underscored text):

                  RESOLVED, that Section 1, Article IV of the Restated Certificate be amended to read in its entirety as follows:

                           1. The total number of shares of all stock which the
                  Corporation shall have the authority to issue is ONE HUNDRED FIFTY MILLION (150,000,000) shares, consisting of Ten Million (10,000,000) shares of Preferred Stock, $.01 par value per share, and ONE HUNDRED AND FORTY MILLION (140,000,000) shares of Common Stock. The Common Stock shall be divided into two
                  (2) classes as follows:

                                    (a) ONE HUNDRED TWENTY-TWO MILLION NINE
                  HUNDRED TWENTY-FOUR THOUSAND SEVEN HUNDRED TWENTY-EIGHT (122,924,728) shares of Class A Common Stock, $.01 par value per share ("Class A Common"); and

                                    (b) Seventeen Million Seventy-Five Thousand
                  Two Hundred Seventy-Two Million (17,075,272) shares of Class B Common Stock, $.01 par value per share ("Class B Common").

         On March 7, 2000, the Company had 10,443,541 shares of Class A Common Stock and 17,075,270 shares of Class B Common Stock outstanding. The additional authorized shares of Class A and Class B Common Stock would be available for future issuance by the Company and would give the Company flexibility in its corporate planning and in responding to future business developments, including possible stock splits or dividends, financings and acquisition transactions, issuances under the Company's stock-based incentive plans and other general corporate purposes.

         Under some circumstances, issuance of additional shares of Class B Common Stock could dilute the voting rights, equity and earnings per share of existing stockholders. This increase in authorized but unissued Class A and Class B Common Stock could also be considered an anti-takeover measure because the additional authorized but unissued shares of Class A and Class B Common Stock could be used by the Board of Directors to make a change in control of the Company more difficult. The Board of

Directors' purpose in recommending this proposal is not as an anti-takeover measure, however, but for the reasons discussed above.

         Authorized shares of Class A and Class B Common Stock may be issued by the Board of Directors from time to time without further stockholder approval, except in situations where stockholder approval is required by state law or the rules of The Nasdaq Stock Market, Inc.

         The Board of Directors has adopted the resolution set forth above, declared the amendment to the Certificate contemplated thereby to be advisable and recommends that the stockholders vote "FOR" approval of this amendment to the Restated Certificate.

                                   PROPOSAL 5

            AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO PERMIT PAYMENT OF STOCK DIVIDENDS ON CLASS B COMMON STOCK
                        IN SHARES OF CLASS A COMMON STOCK

         The Board of Directors has adopted the following resolution to amend the Certificate to permit the Board of Directors to declare and pay a stock dividend of Class B Common Stock in shares of Class A Common Stock. The text of the resolution is as follows (new language is indicated in bold, underscored text):

         RESOLVED, that the first sentence of Section 2, Article IV of the Restate Certificate of Incorporation of the Company be amended to read in its entirety as follows:

                  (b) Dividends and Stock Splits. Whenever dividends upon Preferred Stock at the time outstanding, to the extent of any preference to which such stock is entitled, shall have been paid in full, or declared and set apart for payment, for all current and, if such Preferred Stock shall have cumulative rights, all past dividend periods, and after the provisions for any sinking or purchase fund or funds for any series of Preferred Stock shall have been complied with, the Board of Directors may declare and pay dividends on the Common Stock, payable in cash or otherwise, and the holders of shares of Preferred Stock shall not be entitled to share therein, subject to the certificate of designation for any outstanding series of Preferred Stock, provided that, if dividends are declared on the Common Stock which are payable in shares of Common Stock, dividends shall be declared which are payable at the same rate on both classes of Common Stock with dividends payable in shares of Class A Common payable to holders of shares of Class A Common and dividends payable in shares of EITHER CLASS A COMMON OR Class B Common shall be payable to holders of shares of Class B Common; and provided further, that no dividends payable in shares of Class A Common or Class B Common shall be declared unless an adequate number of authorized but unissued shares of Class A Common or Class B Common, as applicable, is available as of the date of such declaration.

         Amending the Certificate to permit payment of stock dividends on outstanding shares of Class B Common Stock in either additional shares of Class B Common Stock, which are entitled to cast ten votes per share, or shares of Class A Common Stock, which are entitled to cast one vote per share, will give the Board of Directors greater flexibility in effecting stock dividends that will not have a disproportionate effect on the voting power of existing stockholders.

         The Board of Directors has adopted the resolution set forth above, declared the amendment to the Certificate contemplated thereby to be advisable and recommends that the stockholders vote "FOR" approval of this amendment to the Restated Certificate.

PERFORMANCE GRAPH

         THE PERFORMANCE GRAPH BELOW SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         The following is a comparative performance graph which compares the percentage change of cumulative total stockholder return on the Class A Common Stock with (a) the total return index of The Nasdaq Stock Market (US Companies) (the "Broad Index") and (b) the total return index for The Nasdaq Telecommunications Index for the period commencing April 24, 1998 (the first day of trading of the Class A Common Stock following the Company's initial public offering and ended February 29, 2000 assuming an investment of $100. The base price for the Company's stock is the initial public offering price of $15.00 per share.

                                    [PERFORMANCE GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS}

                                                     NASDAQ STOCK MARKET (U.S)              NASDAQ
               DATE               US LEC CORP.                                        TELECOMMUNICATIONS
      ----------------------- ---------------------- -------------------------- --------------------------------

             4/24/98                   100                      100                           100
             6/30/98                   139                      103                           107
             9/30/98                   86                       93                            95
             12/31/98                  99                       120                           129
             3/31/99                   114                      135                           161
             6/30/99                   150                      147                           171
             9/30/99                   164                      151                           158
             12/31/99                  215                      218                           225
             2/29/00                   290                      251                           252

                                       18

                             INDEPENDENT ACCOUNTANTS

         Deloitte & Touche LLP served as the Company's independent accountants for the year ended December 31, 1999. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. The Audit Committee of the Board of Directors has not yet acted to select the Company's independent accountants for the year ending December 31, 2000.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of the Common Stock to file initial reports of ownership and reports of changes in their ownership of the Common Stock with the Commission. Officers, directors and greater than ten percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such reports received by the Company, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent stockholders were complied with during the year ended December 31, 1999.

                      STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

         A stockholder intending to present a proposal at the 2001 Annual Meeting of Stockholders must deliver the proposal in writing to the attention of the Company's Secretary at its corporate offices, 401 North Tryon Street, Suite 1000, Charlotte, North Carolina 28202 no later than November 27, 2000. It is suggested that proposals be submitted by certified mail-return receipt requested.

                          TRANSACTION OF OTHER BUSINESS

         As of the date of this proxy statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                              By Order of the Board of Directors

                                              Aaron D. Cowell, Jr.
                                              PRESIDENT

April __, 2000

                                                                      APPENDIX A


                                  US LEC CORP.

                          PROXY SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF US LEC CORP.

     The undersigned hereby appoints Richard T. Aab and Tansukh V. Ganatra, and each of them, proxies, with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of US LEC Corp. (the "Company"), to be held at 9:00 a.m., Eastern Standard Time on Tuesday, May 9, 2000, at the Marriott City Center, 100 West Trade Street, Charlotte, North Carolina, and at any adjournments thereof, to vote the number of shares which the undersigned would be entitled to vote if present in person in such manner as such proxies may determine, and to vote on the following proposals as specified below by the undersigned.

(1)  Election of Directors:

     [ ]      WITHHOLD AUTHORITY to vote for all                   [ ]       VOTE FOR all nominees listed below.
              (except as marked to the contrary below).

                                                     DAVID M. FLAUM
                                                 STEVEN L. SCHOONOVER
                                                   JOHN L. HARRIS

              (INSTRUCTION:  TO WITHHOLD  AUTHORITY  TO VOTE FOR ANY  INDIVIDUAL  NOMINEE,  WRITE
                  THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

---------------------------------------------------------------------------------------------------------------------

(2) To amend the US LEC Corp. 1998 Omnibus Stock Plan to increase the number of shares reserved for issuance under the plan from 2,000,000 to 3,500,000.

                [ ]    FOR                         [ ]    AGAINST            [ ]     ABSTAIN

(3)  To approve the US LEC Corp. 2000 Employee Stock Purchase Plan.

                [ ]    FOR                         [ ]    AGAINST            [ ]     ABSTAIN

(4)  To adopt an amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of Class A Common Stock from 79,924,728 to 122,924,728:

                [ ]    FOR                         [ ]   AGAINST             [ ]     ABSTAIN

(5)  To amend the Company's Restated Certificate of Incorporation to permit the Board of Directors to declare and pay stock dividends on shares of Class B Common Stock in either shares of Class A Common Stock or Class B Common
     Stock.

                [ ]    FOR                         [ ]   AGAINST             [ ]     ABSTAIN

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IN THE
ABSENCE OF SPECIFIED DIRECTIONS, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY AND IN FAVOR
OF THE OTHER PROPOSALS LISTED IN THIS PROXY. The proxies are also authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

         If signing as attorney, administrator, executor, guardian, trustee or as a custodian for a minor, please add your title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership's name.
------------------------------------------------------------------------------------------------------------------------------------

                                    X
                                     --------------------------------------------------------------------------
                                    X
                                     --------------------------------------------------------------------------
                                    Dated:                                                               , 2000
                                           ---------------------------------------------------------------

                                   APPENDIX B


                                  US LEC CORP.

                             1998 OMNIBUS STOCK PLAN

                                                                      APPENDIX B
                                  US LEC CORP.

                             1998 OMNIBUS STOCK PLAN


                                    ARTICLE I
                         NAME, PURPOSE, AND DEFINITIONS
                         ------------------------------

         SECTION 1.1. NAME. The Plan shall be known as the "US LEC Corp. 1998 Omnibus Stock Plan" (the "Plan").

         SECTION 1.2. PURPOSE. The purpose of the Plan is to benefit the Company, Subsidiaries, and their stockholders by encouraging and enabling key Employees and such other persons as are eligible to participate herein to acquire a financial interest in the Company. The Plan is intended to aid the Company and Subsidiaries in attracting and retaining directors, officers and key employees and in attracting and retaining persons in key relationships with the Company and Subsidiaries, to stimulate the efforts of those individuals, and to strengthen their desire to remain in the office or in the employ of, or in a beneficial relationship with, the Company and Subsidiaries.

         SECTION 1.3. DEFINITIONS. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

                  (a) "AWARD" or "AWARDS" means an award granted pursuant to Article III.

                  (b) "AWARD DOCUMENT" means a document described in Article IV hereof setting forth the terms, conditions, and limitations applicable to the Award granted to the Participant.

                  (c) "BENEFICIARY," with respect to a Participant, means (i) one or more persons as the Participant may designate as primary or contingent beneficiary in a writing delivered to the Company or Committee or, (ii) if there is no such valid designation in effect at the Participant's death, either (A) the Participant's spouse or (B) if the Participant is not married at the date of the Participant's death, the Participant's estate. This definition shall not, however, supersede or adversely affect any definition or designation of beneficiary which may be included in any Award.

                  (d) "BOARD" means the Board of Directors of the Company as it may be comprised from time to time.

                  (e) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute, and applicable regulations.

                  (f) "COMMITTEE" means the committee appointed by the Board from among its members and shall be comprised of not less than two (2) persons. Unless and until otherwise appointed, the Committee shall be the Compensation Committee of the Board or any successor committee with substantially the same responsibilities if the members of that committee satisfy the requirements of the following sentence. A member of the Committee must not be an Employee and must otherwise satisfy Rule 16b-3 with respect to grants to executive officers and directors. If at any time there shall be no Compensation Committee of the Board or any successor committee with substantially the same responsibilities whose members satisfy the requirements of the foregoing sentence or if the Board shall not have otherwise appointed a committee to administer the Plan, the Board shall have the responsibilities assigned to the Committee herein and references to the Committee herein shall refer to the Board. In addition, the Board shall have the right to exercise, in whole or in part, authority of the Committee hereunder with respect to certain persons or classes of persons as Participants, in which case as to those persons and as to such authority taken or retained by the Board, references to the Committee herein shall refer to the Board.

                  (g) "COMPANY" means US LEC Corp., a Delaware corporation, and any successor corporation.

                  (h) "DIRECTOR" means any individual who is a member of the Board.

                  (i) "DISABILITY" shall mean the inability, in the opinion of the Company's group health insurance carrier (or claims processor, if applicable), of a Participant, because of injury or sickness, to work at a reasonable occupation which is available with the Participant's employer (the Company or a Subsidiary) or at any gainful occupation for which the Participant is or may become fitted.

                  (j) "EMPLOYEE" means any individual who is an employee of the Company or any Subsidiary, whether or not he or she is a Director.

                  (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

                  (l) "FAIR MARKET VALUE" in reference to the Stock of the Company means as of a given date either:

                           (i) The closing price of a share of Stock on the
                  National Market System or national securities exchange on which the Stock is then trading as of the day immediately prior to such date, or if Stock was not traded on that day, then on the next preceding trading day during which a sale occurred; or

                           (ii) if the Stock is not traded on the National
                  Market System or listed on a national securities exchange, the mean between the bid and asked prices per share last reported by the National Association of Securities Dealers, Inc., for the over-the-counter market on the day immediately prior to such date, or in the absence of any bid and asked prices on that day, the mean of the bid and asked prices per share of such Stock quoted on the next preceding day for which there were such quotations; or

                           (iii) if the Stock is not traded on the National
                  Market System or listed on a national securities exchange, and quotations for the Stock are not reported by the National Association of Securities Dealers, Inc., the fair market value determined by the Committee on the day immediately preceding such date on the basis of available prices for the Stock or in such manner as the Committee shall agree.

         The Committee shall determine the Fair Market Value of any security that is not publicly traded, using such criteria as it shall determine, in its sole discretion, to be appropriate for such valuation.

                  (m) "INSIDER" means any person who is subject to Section 16.

                  (n) "PARTICIPANT" means an Employee, Director, or other person designated by the Committee to be eligible for an Award pursuant to this Plan.

                  (o) "RESTRICTED STOCK" means shares of Stock which have certain restrictions attached to the ownership thereof, which may be issued under Section 3.4.

                  (p) "RETIREMENT" means termination of employment with the Company or a Subsidiary for any reason other than death or Disability on or after age 65.

                  (q) "RULE 16b-3" means Rule 16b-3 as promulgated by the Securities and Exchange Commission on May 31, 1996, effective August 15, 1996, as such regulation or successor regulation shall be hereafter amended.

                  (r) "SECTION 16" means Section 16 of the Exchange Act or any successor regulation and the rules promulgated thereunder as they may be amended from time to time.

                  (s) "SPOUSE" means the person of the opposite sex to whom the Participant is married, as determined by the law of the Participant's legal domicile, on the date of the Participant's death.

                  (t) "STOCK" means shares of the Class A Common Stock of the Company.

                  (u) "STOCK APPRECIATION RIGHT" means a right, the value of which is determined relative to the appreciation in value of shares of Stock, which may be issued under Section 3.3.

                  (v) "STOCK OPTION" means a right to purchase shares of Stock granted pursuant to Section 3.2 and includes Incentive Stock Options and Non-Qualified Stock Options as defined in Section 3.2(a).

                  (w) "SUBSIDIARY" means any corporation (other than the Company), limited liability company, or other business organization in an unbroken chain of entities beginning with the Company in which each of such entities other than the last one in the unbroken chain owns stock, units or other interests possessing 50 percent or more of the total combined voting power of all classes of stock, units or other interests in one of the other entities in that chain.

                  (x) "SUBSTANTIAL STOCKHOLDER" means an Employee who is, at the time of the grant to the Employee of an Award, an "owner" (as defined in Section 422(b)(6) of the Code, modified as provided in Section 424 of the Code) of more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary.

                                   ARTICLE II
                                   ELIGIBILITY
                                   -----------

         Awards may be granted to any Employee who is or class of Employees who are designated as Participants from time to time by the Committee and to such other person, such as a non-Employee Director or consultant, whose relationship with the Company or a Subsidiary is deemed by the Committee to be sufficiently important to the Company or Subsidiary as to warrant receipt by such person of an Award or such person that the Company or a Subsidiary or the Committee wishes to secure as a key employee or director of the Company or a Subsidiary for whom the grant of an Award will, in the Committee's judgment, act as an inducement to such person to accept such position. The Committee shall determine which Employees, Directors, or other eligible persons shall be Participants, the types of Awards to be made to Participants, and the terms, conditions, and limitations applicable to the Awards.

                                   ARTICLE III
                                     AWARDS
                                     ------

         SECTION 3.1. GENERAL. Awards may include, but are not limited to, those described in this Article III, including its sections. The Committee may grant Awards singly, in tandem, or in combination with other Awards, as the Committee may in its sole discretion determine. Subject to the other provisions of this Plan, Awards also may be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan and any other employee plan of the Company.

         SECTION 3.2. STOCK OPTIONS. A Stock Option is a right to purchase a specified number of shares of Stock at a specified price during such specified time as the Committee shall determine, subject to the following:

                  (a) An option granted may be either of a type that complies with the requirements of incentive stock options as defined in Section 422 of the Code ("Incentive Stock Option") or of a type that does not comply with such requirements ("Non-Qualified Option").

                  (b) The exercise price per share of any Incentive Stock Option shall be no less than the Fair Market Value per share of the Stock subject to the option on the date such Stock Option is granted, except that, if an Incentive Stock Option is granted to a Substantial Stockholder, the exercise price per share shall be no less than one hundred ten percent (110%) of the Fair Market Value per share of Stock subject to the option on the date such Stock Option is granted.

                  (c) The exercise price per share of any Non-Qualified Option may be less than the Fair Market Value per share of Stock subject to the option on the date such Stock Option is granted.

                  (d) No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date on which the Incentive Stock Option is granted, except that, if an Incentive Stock Option is granted to a Substantial Stockholder, such Stock Option shall not be exercisable after the expiration of five (5) years from the date on which the Incentive Stock Option is granted.

                  (e) A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased and complying with such other terms and conditions as the Committee may specify.

                  (f) The exercise price of the Stock subject to the Stock Option may be paid in cash or, at the discretion of the Committee, may also be paid by the tender of shares of Stock already owned by the Participant, or through a combination of cash and shares of Stock, or through such other means that the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares of Stock will be issued or accepted.

                  (g) The exercise price of the Stock subject to the Stock Option may be paid, at the discretion of the Committee, by delivery to the Company or its designated agent of an irrevocable written notice of exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares as to which the Stock Option is to be exercised and to deliver the sale or margin loan proceeds directly to the Company to pay the exercise price.

         SECTION 3.3. STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is a right to receive, upon surrender of the right, but without payment of an exercise price, an amount payable in cash and/or shares of Stock under such terms and conditions as the Committee shall determine, subject to the following:

                  (a) A Stock Appreciation Right may be granted in tandem with all or part of a Stock Option, in addition to a Stock Option, or completely independent of a Stock Option or any other Award under this Plan. A Stock Appreciation Right issued in tandem with a Stock Option may be granted at the time of grant of the related Stock Option or at any time thereafter during the term of the Stock Option.

                  (b) The amount payable by the Company or Subsidiary in cash and/or shares of Stock with respect to each right shall be equal in value to a percent of the amount by which the Fair Market Value per share of Stock on the exercise date exceeds the base value per share established for the Stock Appreciation Right. The applicable percent shall be established by the Committee. The amount payable in shares of Stock, if any, is determined with reference to the Fair Market Value on the date of exercise.

                  (c) Stock Appreciation Rights issued in tandem with Stock Options shall be exercisable only to the extent that the Stock Options to which they relate are exercisable. Upon the exercise of the Stock Appreciation Right, the Participant shall surrender to the Company the underlying Stock Option. Stock Appreciation Rights issued in tandem with Stock Options shall automatically terminate upon the exercise of such Stock Options.

                  (d) A Stock Appreciation Right may be a "limited" Stock Appreciation Right, such as, for example, a Stock Appreciation Right exercisable upon the occurrence of a certain event or certain events.

         SECTION 3.4. RESTRICTED STOCK. Restricted Stock is shares of Stock that are issued to a Participant or awarded to a Participant as "phantom stock" and are subject to such terms, conditions, and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer, or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment or membership on the Board under certain specified conditions. The Committee may provide for the lapse of any such term or condition based on such factors or criteria as the Committee may determine. If the shares subject to a Restricted Stock Award are issued to a Participant, the Participant shall have, with respect to the Restricted Stock, all of the rights of a stockholder of the Company, including, but not limited to, the right to vote the Restricted Stock and the right to receive any cash or stock dividends on such Stock.

         SECTION 3.5 PERFORMANCE AWARDS. Performance Awards may be granted under this Plan from time to time based on such terms and conditions as the Committee deems appropriate provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards are Awards which are contingent upon the performance of all or a portion of the Company and/or subsidiaries or which are contingent upon the individual performance of the Participant. Performance Awards may be in the form of performance units, performance shares, and such other forms of performance Awards which the Committee shall determine. The Committee shall determine the performance measurements and criteria for such performance Awards.

         SECTION 3.6 OTHER AWARDS. The Committee may from time to time grant other Stock and Stock-based Awards under the Plan, including, but not limited to, those Awards pursuant to which shares of Stock are or may in the future be acquired, Awards denominated in Stock units, securities convertible into shares of Stock, and dividend equivalents. The Committee shall determine the terms and conditions of such other Stock and Stock-based Awards provided that such Awards shall not be inconsistent with the terms and purpose of this Plan.

                                   ARTICLE IV
                                 AWARD DOCUMENTS
                                 ---------------

         SECTION 4.1 GENERAL. Each Award under this Plan shall be evidenced by an Award Document issued by the Company or the Committee setting forth the number of shares of Stock or other security, Stock Appreciation Rights, or units subject to the Award and such other terms and conditions applicable to the Award as are determined by the Committee. When deemed required or desirable by the Committee, the Award Document shall be signed by the Participant.

         SECTION 4.2 REQUIRED TERMS. In any event, Award Documents shall include, at a minimum, explicitly or by reference, the following terms:

                  (a) Assignability. Provisions defining the conditions under which and transferees to whom an Award may be assigned, pledged, or otherwise transferred. In the absence of any such provision, an Award may not be assigned, pledged, or otherwise transferred except by will or by the laws of descent and distribution and, during the lifetime of a Participant, the Award may be exercised only by such Participant or by the Participant's guardian or legal representative.

                  (b) Termination of Employment. A provision describing the treatment of an Award in the event of the Retirement, Disability, death, or other termination of an Employee Participant's employment with the Company, including but not limited to terms relating to the vesting, time for exercise, forfeiture, or cancellation of an Award in such circumstances.

                  (c) Rights of Stockholder. A provision that a Participant shall have no rights as a stockholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in Article VII hereof, no adjustment shall be made for dividends or other rights, unless the Award Document specifically requires such adjustment, in which case grants of dividend equivalents or similar rights shall not be considered to be a grant of any other stockholder right.

                  (d) Withholding. A provision requiring the withholding of applicable taxes required by law from all amounts paid in satisfaction of an Award. In the case of an Award paid in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant. In the case of Awards paid in shares of Stock or other securities of the Company, a Participant may satisfy the withholding obligation by paying the amount of any taxes in cash or, with the approval of the Committee, shares of Stock or other securities may be deducted from the payment to satisfy the obligation in full or in part as long as such withholding of shares does not violate any applicable laws, rules or regulations of federal, state, or local authorities. The number of shares to be deducted shall be determined by reference to the Fair Market Value of such shares of Stock on the applicable date (the "given" date of Section 1.3(l)).

         SECTION 4.3 OPTIONAL TERMS. Award Documents may include the following terms:

                  (a) Replacement, Substitution, and Reloading.  Any provisions:

                           (i) Permitting the surrender of outstanding Awards or
                  securities held by the Participant in order to exercise or realize rights under other Awards, under similar or different terms (including the grant of reload options); or

                           (ii) requiring holders of Awards to surrender
                  outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

                  (b) Holding Period.  In the case of an Award to an Insider:

                           (i) of an equity security, a provision stating (or
                  the effect of which is to require) that such security must be held for at least six months (or such longer period as the Committee in its discretion specifies) from the date of acquisition;

                           (ii) of a derivative security with a fixed exercise
                  price within the meaning of Section 16, a provision stating (or the effect of which is to require) that at least six months (or such longer period as the Committee in its discretion specifies) must elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security; or

                           (iii) of a derivative security without a fixed
                  exercise price within the meaning of Section 16, a provision stating (or the effect of which is to require) that at least six months (or such longer period as the Committee in its discretion specifies) must elapse from the date upon which such price is fixed to the date of disposition of the derivative security (other than by exercise or conversion) or its underlying equity security.

                  (c) Other Terms. Such other terms as are necessary and appropriate to effect an Award to the Participant including, but not limited to, the term of the Award, vesting provisions, deferrals, any requirements for continued employment with the Company or a Subsidiary, any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, the effect on the Award of a Change of Control as defined in Section 8.2, or the price, amount, or value of Awards.


                                    ARTICLE V
                                 SHARES OF STOCK
                                 ---------------
                               SUBJECT TO THE PLAN
                               -------------------

         SECTION 5.1 GENERAL. Subject to the adjustment provisions of Article VII hereof, the number of shares of Stock for which Awards may be granted under the Plan shall not exceed Three Million Five Hundred Thousand (3,500,000) shares.

         SECTION 5.2 ADDITIONAL SHARES. Any unexercised or undistributed portion of the terminated, expired, exchanged, or forfeited Award or Awards settled in cash in lieu of shares of Stock shall be available for further Awards in addition to those available under Section 5.1.

         SECTION 5.3 COMPUTATION RULES. For the purpose of computing the total number of shares of Stock granted under the Plan, the following rules shall apply to Awards payable in shares of Stock or other securities, where appropriate:

                  (a) Except as provided in subsection (e) of this Section, each Stock Option shall be deemed to be the equivalent of the maximum number of shares that may be issued upon exercise of the particular Stock Option;

                  (b) except as provided in subsection (e) of this Section, each other Stock-based Award payable in some other security shall be deemed to be equal to the number of shares to which it relates;

                  (c) except as provided in subsection (e) of this Section, where the number of shares available under the Award is variable on the date it is granted, the number of shares shall be deemed to be the maximum number of shares that could be received under that particular Award;

                  (d) where one or more types of Awards (both of which are payable in shares of Stock or another security) are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares under each type of Award shall be deemed to be equivalent to the number of shares under the other type of Award; and

                  (e) each share awarded or deemed to be awarded under the preceding subsections shall be treated as share(s) of Stock, even if the Award is for a security other than Stock.

Additional rules for determining the number of shares of Stock granted under the Plan may be made by the Committee, as it deems necessary or appropriate.

         SECTION 5.4 SHARES TO BE USED. The shares of Stock which may be issued pursuant to an Award under the Plan may be authorized but unissued Stock or Stock that is or has been acquired by the Company.


                                   ARTICLE VI
                                 ADMINISTRATION
                                 --------------

         SECTION 6.1 GENERAL. The Plan and all Awards pursuant thereto shall be administered by the Committee so as to permit the Plan and any Award to comply with Rule 16b-3. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

         SECTION 6.2 DUTIES. The Committee shall have the duty to administer the Plan, and to determine periodically the Participants in the Plan and the nature, amount, pricing, timing, and other terms of Awards to be made to such individuals.

         SECTION 6.3 POWERS. The Committee shall have all powers necessary to enable it to carry out its duties under the Plan properly, including, but not limited to, the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of shares of Stock or other security, Stock Appreciation Rights, or units granted, the terms of any Award Documents, and other matters arising hereunder shall be determined by the Committee, and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Document and the Plan, the terms of the Plan shall govern. In addition, the Committee may delegate to the officers or employees of the Company the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan or Awards thereunder as those relate to Insiders including, but not limited to, decisions regarding the timing, eligibility, pricing, amount or other material term of such Awards. The Committee may, in its discretion and consistent with the terms of the Plan, the requirements of Section 16 and Rule 16b-3 with respect to Insiders, the requirements of other applicable law, and the terms of an Award Document, amend, modify, or waive the provisions of an Award Document or grant a new Award with respect to or in replacement of an existing Award; provided, however, that no such amendment, modification, or waiver shall, without the Participant's consent, alter or impair any rights or obligations under an Award Document unless that is specifically permitted by the Award Document.

         SECTION 6.4 INTENT TO AVOID INSIDER TRADING. It is the intent of the Company that the Plan and Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 and will not be subjected to avoidable liability thereunder. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 6.4, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Insiders.


                                   ARTICLE VII
                            ADJUSTMENTS UPON CHANGES
                            ------------------------
                                IN CAPITALIZATION
                                -----------------

         In the event of a reorganization, recapitalization, Stock split, Stock dividend, exchange of Stock, combination of Stock, merger, consolidation or any other change in corporate structure of the Company affecting the Stock, or in the event of a sale by the Company of all or a significant part of its assets, or any distribution to its stockholders other than a normal cash dividend, the Committee shall make appropriate adjustment in the number, kind, price and value of shares of Stock authorized by this Plan and any adjustments to outstanding Awards as it determines appropriate so as to prevent dilution or enlargement of rights, unless the Award or Award Document provides otherwise.


                                  ARTICLE VIII
                               CHANGES OF CONTROL
                               ------------------


         SECTION 8.1 GENERAL. In the event of a Change of Control of the Company, in addition to any action required or authorized by the terms of an Award Document, the Committee may, in its discretion, recommend that the Board of Directors take any of the following actions as a result of, or in anticipation of, any such event to assure fair and equitable treatment of the Plan Participants:

                  (a) Accelerate time periods for purposes of vesting in, or realizing gain from, any outstanding Award made pursuant to the Plan;

                  (b) offer to purchase any outstanding Award made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Change of Control; or

                  (c) make adjustments or modifications to outstanding Awards as the Committee deems appropriate to maintain and protect the rights and interests of Plan Participants following such Change of Control.

Any such action approved by the Board of Directors shall be conclusive and binding on the Company, a Subsidiary, and all Participants.

         SECTION 8.2 "CHANGE OF CONTROL". For the purposes of this Section, a "Change of Control" shall mean the earliest date on which one of the following events shall occur:

                  (a) Any Person (as defined hereafter) or Persons as a group beneficially own more than 50% of the combined voting power of all classes of the Company's outstanding capital stock;

                  (b) The Company shall be merged into another corporation or shall be consolidated with another corporation and immediately following the effective date of any such merger or consolidation, the Founding Group members do not, as a group, beneficially own more than 50%
         of the combined voting power of all classes of the outstanding capital stock of the surviving corporation in any such merger or consolidation;

                  (c) The Company shall sell substantially all of its assets to another entity which is not a wholly-owned Subsidiary; or

                  (d) The persons who were directors of the Company on the date 30 days after the effective date of the Plan (Article XI), together with those who subsequently become directors of the Company and whose election, or nomination for election by the Company's stockholders, is approved by the vote of at least a majority of the directors who were directors on the date 30 days after the effective date of the Plan (Article XI) or directors whose nomination or election is approved as provided above, shall cease to constitute a majority of the Board or of its successor by merger, consolidation or sale of assets.

         SECTION 8.3       DEFINITIONS APPLICABLE TO CHANGE OF CONTROL.
                           -------------------------------------------

                  (a) "PERSON" means any individual, firm, corporation, partnership, limited liability company, trust, or other entity; PROVIDED, HOWEVER, that "Person" does not include:

                           (i) Any member of the Founding Group (as defined in
                  this Section);

                           (ii) a Permitted Transferee (as defined in Exhibit A
                  hereto);

                           (iii)   the Company or any Subsidiary; or

                           (iv) any employee benefit plan of the Company or any
                  Subsidiary or any entity appointed or established by the Company or Subsidiary as a fiduciary for or pursuant to the terms of any such employee benefit plan.

                  (b) "FOUNDING GROUP" means Richard T. Aab, Melrich Associates, L.P., Tansukh V. Ganatra, and Super STAR Associates Limited Partnership.


                                   ARTICLE IX
                            AMENDMENT AND TERMINATION
                            -------------------------

         SECTION 9.1 AMENDMENT OF PLAN. The Company expressly reserves the right, at any time and from time to time, to amend in whole or in part any of the terms and provisions of the Plan and any or all Award Documents under the Plan to the extent permitted by law for whatever reason(s) the Company may deem appropriate; provided, however, no amendment may be effective, without the approval of the stockholders of the Company, if approval of such amendment is required in order that transactions in Company securities under the Plan be exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934 or if such amendment, with respect to the issuance of Incentive Stock Options, either:

                  (a) Materially increases the number of shares of Stock which may be issued under the Plan, except as provided for in Article VII; or

                  (b) materially modifies the requirements as to eligibility for participation in the Plan (unless designed to comport with the Code, the Employee Retirement Security Act of 1974, or other laws).

         SECTION 9.2 TERMINATION OF PLAN. The Company expressly reserves the right, at any time, to suspend or terminate the Plan and any or all Award Documents under the Plan to the extent permitted by law for whatever reason(s) the Company may deem appropriate, including, but not limited to, suspension or termination as to the Company, any participating Subsidiary, any Participant, or any class of Participants.

         SECTION 9.3. PROCEDURE FOR AMENDMENT OR TERMINATION. Any amendment to the Plan or termination of the Plan shall be made by the Company by resolution of the Board and shall not require the approval or consent of any Subsidiary, Participant, or Beneficiary in order to be effective, to the extent permitted by law. Any amendment to the Plan or termination of the Plan may be retroactive to the extent not prohibited by applicable law.


                                    ARTICLE X
                                  MISCELLANEOUS
                                  -------------

         SECTION 10.1 RIGHTS OF EMPLOYEES. Status as an eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to such eligible Employee or to eligible Employees generally. Nothing contained in the Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ or other service of or relationship with the Company or constitute any contract or limit in any way the right of the Company to change such person's compensation or other benefits or to terminate the employment or relationship of such person with or without cause.

         SECTION 10.2 COMPLIANCE WITH LAW. No certificate for Stock distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended from time to time or any successor statute, the Exchange Act and the requirements of the market systems or exchanges on which the Stock may, at the time, be traded or listed.

         SECTION 10.3 UNFUNDED STATUS. The Plan shall be unfunded. Neither the Company nor the Board of Directors shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid under the Plan.

         SECTION 10.4 LIMITS ON LIABILITY. Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Document. Neither the Company nor any member of the Board of Directors or the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken, in good faith under the Plan and that do not constitute willful misconduct. To the extent permitted by applicable law, the Company shall indemnify and hold harmless each member of the Board of Directors and the Committee from and against any and all liability, claims, demands, costs, and expenses (including, but not limited to, the costs and expenses of attorneys incurred in connection with the investigation or defense of claims) in any manner connected with or arising out of any actions or inactions in connection with the administration of the Plan except for such actions or inactions which are not in good faith or which constitute willful misconduct.

         SECTION 10.5 SECTION REFERENCES. All references in this Plan to sections or articles shall refer to sections and articles of this Plan unless specifically noted otherwise.

                                   ARTICLE XI
                             EFFECTIVE DATE OF PLAN
                             ----------------------

         This Plan shall become effective on the date of its adoption by the Board; provided, however, the effectiveness of this Plan is subject to its approval and ratification by the stockholders of the Company within one year from the date of adoption hereof by the Board. The Committee shall have authority to grant Awards hereunder until one day before the ten year anniversary of the date of adoption of the Plan by the Board, subject to the ability of the Company to terminate the Plan as provided in Article IX.

                                   APPENDIX C

                                  US LEC CORP.

                        2000 EMPLOYEE STOCK PURCHASE PLAN

                                                                      APPENDIX C

                                  US LEC CORP.
                        2000 EMPLOYEE STOCK PURCHASE PLAN


                                Table of Contents

Section                                                                                                     Page
-------                                                                                                     ----


ARTICLE I
NAME, PURPOSE, CONSTRUCTION, AND DEFINITIONS..............................................................    1
--------------------------------------------
Section 1.1.      Name....................................................................................    1
                  ----
Section 1.2.      Purpose.................................................................................    1
                  -------
Section 1.3.      Intent..................................................................................    1
                  ------
Section 1.4.      Definitions.............................................................................    1
                  -----------

ARTICLE II
PARTICIPATION     4
-------------
Section 2.1.      General.................................................................................    4
                  -------
Section 2.2.      Participation Requirements..............................................................    4
                  --------------------------
Section 2.3.      Eligibility of Former Participants......................................................    4
                  ----------------------------------
Section 2.4.      Exclusions..............................................................................    4
                  ----------

ARTICLE III
OFFERING OF COMMON STOCK..................................................................................    4
------------------------
Section 3.1.      Reservation of Common Stock.............................................................    4
                  ---------------------------
Section 3.2.      Offering of Common Stock................................................................    5
                  ------------------------
Section 3.3.      Determination of Purchase Price for Offered Common Stock................................    6
                  --------------------------------------------------------
Section 3.4.      Effect of Certain Transactions..........................................................    6
                  ------------------------------

ARTICLE IV
PAYROLL DEDUCTIONS........................................................................................    6
------------------
Section 4.1.      Payroll Deduction Elections.............................................................    6
                  ---------------------------
Section 4.2.      Termination of Election upon Termination of Employment..................................    6
                  ------------------------------------------------------
Section 4.3.      Change or Termination not Retroactively Effective.......................................    7
                  -------------------------------------------------
Section 4.4.      Form, Timing, and Frequency of Elections................................................    7
                  ----------------------------------------

ARTICLE V
STOCK PURCHASE ACCOUNTS AND PURCHASE OF COMMON STOCK......................................................    7
----------------------------------------------------
Section 5.1.      Stock Purchase Accounts.................................................................    7
                  -----------------------
Section 5.2.      Purchase of Common Stock................................................................    7
                  ------------------------
Section 5.3.      Withdrawal from Plan Prior to Purchase of Common Stock..................................    8
                  ------------------------------------------------------

                                       i

ARTICLE VI
COMMITTEE         ........................................................................................    9
---------
Section 6.1.      Appointment, Term of Office, and Vacancies..............................................    9
                  ------------------------------------------
Section 6.2.      Powers of Committee.....................................................................    9
                  -------------------
Section 6.3.      Indemnification of Committee............................................................   10
                  ----------------------------

ARTICLE VII
AMENDMENT AND TERMINATION.................................................................................   10
-------------------------
Section 7.1.      Amendment of Plan.......................................................................   10
                  -----------------
Section 7.2.      Termination of Plan.....................................................................   10
                  -------------------
Section 7.3.      Procedure for Amendment or Termination..................................................   10
                  --------------------------------------

ARTICLE VIII
MISCELLANEOUS     ........................................................................................   10
-------------
Section 8.1.      Transferability of Rights...............................................................   10
                  -------------------------
Section 8.2.      No Employment Rights....................................................................   11
                  --------------------
Section 8.3.      Compliance with Law.....................................................................   11
                  -------------------
Section 8.4.      Restriction on Sale or Disposition of Closely-Held Stock................................   11
                  --------------------------------------------------------
Section 8.5.      Obligation to Sell Common Stock to the Company..........................................   11
                  ----------------------------------------------
Section 8.6.      Sale of Company.........................................................................   12
                  ---------------
Section 8.7.      Section References......................................................................   12
                  ------------------
Section 8.8.      Approval of Plan........................................................................   13
                  ----------------

                                  US LEC CORP.

                        2000 EMPLOYEE STOCK PURCHASE PLAN


         WHEREAS, US LEC Corp. desires to establish an employee stock purchase plan that will provide eligible employees of US LEC Corp. (the "Company") an opportunity to purchase the Common Stock of the Company through payroll deductions and that will encourage employee participation in the economic progress of the Company through stock ownership; and

         WHEREAS, it is the intent of the Company that the plan established herein shall constitute an "employee stock purchase plan" within the meaning of
Section 423(b) of the Internal Revenue Code of 1986;

         NOW, THEREFORE, for the purposes aforesaid, the Company hereby adopts and establishes, effective as of the Effective Date, the "US LEC Corp. 2000 Employee Stock Purchase Plan" consisting of the terms and provisions set forth as follows:


                                    ARTICLE I
                  NAME, PURPOSE, CONSTRUCTION, AND DEFINITIONS

         SECTION 1.1. NAME. The Plan shall be known as the "US LEC Corp. 2000 Employee Stock Purchase Plan" (the "Plan").

         SECTION 1.2. PURPOSE. The purpose of the Plan is to provide Participants in the Plan with an opportunity to purchase Common Stock in the Company through payroll deductions, thereby encouraging Participants to share in the economic growth and success of the Company through stock ownership.

         SECTION 1.3. INTENT. The Company intends that the Plan shall at all times constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Code, and the Plan shall be construed and interpreted to remain so. The Plan shall be construed, administered, regulated, and governed by the laws of the United States to the extent applicable, and to the extent such laws are not applicable, by the laws of the State of North Carolina applicable to contracts made and to be performed in North Carolina.

         SECTION 1.4. DEFINITIONS. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

                  (a) "BENEFICIARY," with respect to a Participant, means (i) such person as the Participant may designate in a writing delivered to the Company or Committee or, (ii) if there is no such valid designation in effect at the Participant's death, the Participant's spouse or,
         (iii) if the Participant is not married at the date of the Participant's death, the Participant's estate.

                  (b) "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company or any committee or committees of said Board of Directors of the Company to which, and to the extent, said Board of Directors of the Company has delegated some or all of its power, authority, duties, or responsibilities with respect to the Plan.

                  (c) "CHAIRMAN" means the Chairman of the Board of Directors of the Company designated as such by the Board of Directors from time to time.

                  (d) "CODE" means the Internal Revenue Code of 1986, as the same may be amended from time to time, and references thereto shall include the valid Treasury regulations issued thereunder.

                  (e) "COMMITTEE" means the Committee described in Article VI.

                  (f) "COMMON STOCK" means shares of the $.01 par value Class A common stock of the Company and any other stock or securities resulting from the adjustment thereof or substitution therefor as described in
         Section 3.4.

                  (g) "COMPANY" means US LEC Corp., a North Carolina corporation.

                  (h) "COMPENSATION" means, with respect to a Participant, the Participant's wages--that is, salary and hourly wages--but (without limitation) specifically excluding (even if includible in gross income) reimbursements or other expense allowances; fringe benefits (cash or noncash); moving expenses; deferred compensation; welfare benefits; overtime; commissions; bonuses; and contributions made by the Company to a plan of deferred compensation to the extent that the contributions are not includible in the gross income of the Participant for the taxable year in which contributed; provided, however, that "Compensation" does include amounts contributed by the Company pursuant to a salary reduction agreement which are not includible in the gross income of the Participant under Code Sections 125, and 402(h), and employee contributions described in Code Section 414(h)(2) that are treated as employer contributions.

                  (i) "EFFECTIVE DATE" means June 1, 2000.

                  (j) "EMPLOYEE" means a person employed by the Company. A director of the Company is not an Employee unless otherwise employed as a common law employee of the Company.

                  (k) "FAIR MARKET VALUE," with respect to a share of Common Stock from time to time, means (i) the closing price of a share of Common Stock on the principal exchange on which the Common Stock is then trading on the applicable date, or (ii) if the Common Stock is not traded on the National Market System or listed on a national securities exchange, the mean between the bid and asked prices last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the applicable date during an Offering Period or, if no bid and asked prices are reported on said date, then on the next preceding date on which there were such quotations, or (iii) if the Common Stock is not traded on the National Market System or listed on a national securities exchange and quotations for the Common Stock are not reported by the National Association of Securities Dealers, Inc., the fair market value determined by the Committee on the basis of available prices for the Common Stock or in such manner as the Committee shall agree.

                  (l) "OFFERING" means the offering of shares of Common Stock to Participants pursuant to this Plan that occurs on each Offering Date.

                  (m) "OFFERING DATE" means July 1, 2000 and each January 1 and July 1 thereafter.

                  (n) "OFFERING PERIOD" means the period from an Offering Date through the date immediately preceding the following Offering Date.

                  (o) "PARTICIPANT" means an Employee who has become a Participant pursuant to Section 2.2 of the Plan.

                  (p) "PURCHASE PRICE" means the Purchase Price described in
         Section 3.3.

                  (q) "STOCK PURCHASE ACCOUNT," with respect to a Participant, means the account established on the books and records of the Company for that Participant representing the payroll deductions credited to the account in accordance with the provisions of the Plan.

                  (r) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in such unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such unbroken chain.

                  (s) "TERMINATION WITH CAUSE" means the dismissal or termination of a Participant for willful misconduct (i.e., fraud, embezzlement, other criminal acts or any willful action which is a breach of a Participant's duty of loyalty to the Company) or for moral turpitude.

                  (t) "VALUATION DATE" means July 1, 2000 and each January 1 and July 1 thereafter.

                                   ARTICLE II
                                  PARTICIPATION

         SECTION 2.1. GENERAL. A person becomes a Participant when that person is an Employee and satisfies the participation requirements of this Article. In no event, however, shall any person be eligible to participate in the Plan before the Effective Date.

         SECTION 2.2. PARTICIPATION REQUIREMENTS.

                  (a) Eligibility Requirement. An Employee shall be eligible to participate in the Plan when he or she completes six months of continuous service as an Employee with the Company.

                  (b) Commencement of Participation. Each person who satisfies the eligibility requirement of Section 2.2(a) becomes a Participant in the Plan:

                           (1) on the first Offering Date after that person
                  satisfies the eligibility requirement, if that person is an Employee on that Offering Date; or

                           (2) if that person is not an Employee on that
                  Offering Date, then on the first Offering Date coinciding with or next following the date (if any) on which that person again becomes an Employee.

         SECTION 2.3. ELIGIBILITY OF FORMER PARTICIPANTS. If a person terminates employment with the Company after becoming a Participant and subsequently resumes employment with the Company that person shall again become a Participant on the Offering Date coinciding with or next following that resumption of employment with the Company, if such person is an Employee on that Offering Date.

         SECTION 2.4. EXCLUSIONS. Notwithstanding Sections 2.1 through 2.3 or any other provision of the Plan, the following persons shall NOT be
Participants:

                  (1) Any Employee whose customary employment with the Company is twenty (20) hours or less per week; or

                  (2) Any Employee whose customary employment with the Company is for not more than five (5) months in any calendar year.


                                   ARTICLE III
                            OFFERING OF COMMON STOCK

         SECTION 3.1. RESERVATION OF COMMON STOCK. As of the Effective Date, the Board of Directors shall reserve one million (1,000,000) shares of Common Stock for the Plan, subject to adjustment in accordance with Section 3.4. The aggregate number of shares of Common Stock which may be purchased under the Plan by Participants shall not exceed one million (1,000,000) shares, subject to adjustment in accordance with Section 3.4.

         SECTION 3.2. OFFERING OF COMMON STOCK.

                  (a) General. Subject to Section 3.2(b), each Participant in the Plan on an Offering Date shall be entitled to purchase shares of Common Stock on the last day of the Offering Period beginning with that Offering Date with the amounts deducted from such Participant's Compensation during the Offering Period pursuant to Article IV. The purchase price for the shares of Common Stock shall be determined under
         Section 3.3.

                  (b) Limitations. Notwithstanding Section 3.2(a), the maximum number of shares of Common Stock a Participant may purchase pursuant to an Offering under Section 3.2(a) shall be subject to the following limitations:

                           (1) If as of the Offering Date for the Offering the
                  Participant owns stock (including stock which such Participant is considered to own under Section 424(d) of the Code and pursuant to an outstanding option, as determined under Code Regulations section 1.423-2(d)(2), and including the Common Stock the Participant would be entitled to purchase pursuant to an Offering) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary, then the maximum number of shares of Common Stock the Participant may purchase pursuant to the Offering shall be reduced so that the number of shares of Common Stock the Participant may purchase pursuant to such Offering when added to the number of shares of stock of the Company or a Subsidiary corporation the Participant owns or is considered to own (as described above) (except excluding the Common Stock such Participant would be entitled to purchase pursuant to such Offering) is less than five percent (5%) of the total combined voting power or value of all classes of stock of the Company or Subsidiary corporation;

                           (2) If the Participant could acquire within the same
                  calendar year as an Offering shares of stock of the Company or Subsidiary corporation under all "employee stock ownership plans" within the meaning of Section 423(b) of the Code sponsored by the Company or a Subsidiary (including the Common Stock such Participant would be entitled to pursuant to such Offering) having a total fair market value (determined as of the date of such Offering) which exceeds Twenty-Five Thousand Dollars ($25,000), then the maximum number of shares the Participant may purchase pursuant to the Offering shall be reduced so that such total fair market value does not exceed Twenty-Five Thousand Dollars ($25,000); and

                           (3) The number of shares of Common Stock a
                  Participant may purchase in an Offering Period shall not exceed the number which may be purchased with the maximum dollar amount specified in Section 4.1.

         SECTION 3.3. DETERMINATION OF PURCHASE PRICE FOR OFFERED COMMON STOCK. The purchase price per share of the shares of Common Stock offered to Participants pursuant to an Offering ("Purchase Price") shall be equal to eighty-five percent (85%) of the lesser of:

                  (a) the Fair Market Value of a share of Common Stock as of the first day of the Offering Period for that Offering; or

                  (b) the Fair Market Value of a share of Common Stock as of the last day of the Offering Period for that Offering; provided, however, in no event shall the Purchase Price be less than the par value of a share of Common Stock.

         SECTION 3.4. EFFECT OF CERTAIN TRANSACTIONS. The number of shares of Common Stock reserved for the Plan and purchasable pursuant to Section 3.1, the maximum number of shares of Common Stock a Participant may purchase pursuant to an Offering under Section 3.2(a), and the determination under Section 3.3 of the purchase price per share of the shares of Common Stock offered to Participants pursuant to an Offering shall be appropriately adjusted to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, a consolidation of shares, the payment of a stock dividend, or any other capital adjustment affecting the number of issued shares of Common Stock. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, recapitalization, merger, consolidation, or otherwise, then there shall be substituted for each share of Common Stock reserved for issuance under the Plan, but not yet purchased by Participants, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged.

                                   ARTICLE IV
                               PAYROLL DEDUCTIONS

         SECTION 4.1. PAYROLL DEDUCTION ELECTIONS. A Participant in the Plan (or a person who will become a Participant in the Plan on the next Offering Date if such person is an Employee on such Offering Date) who wishes to purchase shares of Common Stock to be offered to such Participant on the next Offering Date shall elect to have the Company deduct from the Compensation payable to such Participant during the Offering Period beginning on such Offering Date any dollar amount that does not exceed ten percent (10%) of the Participant's Compensation payable to the Participant during the Offering Period. The election shall be made by delivering to the Committee a written direction to make such deductions during the sixty day period preceding the applicable Offering Date, or in the case of the first Offering Period, during the June 1 - June 30, 2000. Such election shall become effective as of the first day of the Participant's first pay period that begins on or after the Offering Date and shall remain effective for each successive pay period until changed or terminated pursuant to this Article IV.

         SECTION 4.2. TERMINATION OF ELECTION UPON TERMINATION OF EMPLOYMENT. The termination of employment of a Participant's employment with the Company for any reason shall automatically terminate any election of the Participant then in effect to have amounts deducted from the Participant's Compensation pursuant to this Article
IV. The termination shall be effective immediately following the pay period during which termination of employment occurs, but shall not affect the deduction from Compensation for that pay period.

         SECTION 4.3. CHANGE OR TERMINATION NOT RETROACTIVELY EFFECTIVE. Neither a change nor a termination of any election to have amounts deducted from Compensation under this Article IV shall increase, decrease, or otherwise affect the deduction from the Compensation of a Participant for any period ending prior to the effective date of that change or termination.

         SECTION 4.4. FORM, TIMING, AND FREQUENCY OF ELECTIONS. Any written direction by any Participant with respect to any deductions from Compensation pursuant to this Article IV shall be on a form furnished by the Committee for such purpose and shall be made by such Participant's completing, signing, and filing the form with the Committee in the manner prescribed from time to time by the Committee. A Participant shall be permitted to increase or decrease the percentage amount of the deductions being made by the Company from the Participant's Compensation only once during an Offering Period and the increase or decrease must be made by the March 30 or September 30 that is within the then current Offering Period; provided however, a Participant may terminate the deductions being made by the Participating Employers from the Participant's Compensation at any time during an Offering Period notwithstanding any prior change in the amount of the Participant's Compensation deductions during that Offering Period.


                                    ARTICLE V
              STOCK PURCHASE ACCOUNTS AND PURCHASE OF COMMON STOCK

         SECTION 5.1. STOCK PURCHASE ACCOUNTS. A Stock Purchase Account shall be established and maintained on the books and records of the Company for each Participant. Amounts deducted from a Participant's Compensation pursuant to
Article IV shall be credited to such Participant's Stock Purchase Account. All amounts credited to Stock Purchase Accounts shall be withdrawn, paid, or applied toward the purchase of Common Stock pursuant to the provisions of this Article V.

         SECTION 5.2.      PURCHASE OF COMMON STOCK.
                           ------------------------

                  (a) General. As of the last day of each Offering Period, the amount to the credit of a Participant in that Participant's Stock Purchase Account shall be used to purchase from the Company on the Participant's behalf the largest number of whole shares of Common Stock which can be purchased at the price determined under Section 3.3 with the amount then credited to such Participant's Stock Purchase Account subject to the limitations set forth in Article III on the maximum number of shares of Common Stock the Participant may purchase. As of that date, the Participant's Stock Purchase Account shall be charged with the aggregate purchase price of the shares of Common Stock purchased on that Participant's behalf. The remaining balance (if any) credited to that Participant's Stock Purchase Account shall be credited to that Participant's Stock Purchase Account for the immediately following Offering; provided, however, if the Participant has withdrawn from the Plan pursuant to Section 5.3, the remaining balance shall be distributed to the Participant as soon as administratively practical.

                  (b) Issuance of Common Stock. The shares of Common Stock purchased for a Participant on the last day of an Offering Period shall be deemed to have been issued by the Company for all purposes as of the close of business on that date. Prior to that date, none of the rights and privileges of a shareholder of the Company shall exist with respect to the shares of Common Stock. As soon as practicable after that date, the Company shall issue and deliver, or shall cause its stock transfer agent to issue and deliver, a certificate for the number of shares of Common Stock purchased for a Participant on that date, which shall be issued in the Participant's name.

                  (c) Insufficient Common Stock Available. If as of the last day of any Offering Period, the aggregate Stock Purchase Accounts available for the purchase of shares of Common stock pursuant to Section 5.2(a) would purchase a number of shares of Common Stock in excess of the number of shares of Common Stock then available for purchase under the Plan, (i) the number of shares of Common Stock which would otherwise be purchased for each Participant on that date shall be reduced proportionately to the extent necessary to eliminate the excess, (ii) the remaining balance to the credit of each Participant in each Participant's Stock Purchase Account shall be distributed to each such Participant, and (iii) the Plan shall terminate automatically upon the distribution of the remaining balance in such Stock Purchase Accounts.

         SECTION 5.3. WITHDRAWAL FROM PLAN PRIOR TO PURCHASE OF COMMON STOCK. In the event (i) a Participant terminates employment with the Company for any reason during an Offering Period, or (ii) a Participant terminates deductions from that Participant's Compensation pursuant to Article IV during an Offering Period and the Participant elects to withdraw in writing from the Plan, then the entire amount to the credit of the Participant in his Stock Purchase Account shall be distributed to the Participant (or if the Participant is deceased, to the Participant's Beneficiary) as soon as administratively practical after the termination of employment or withdrawal (as the case may be). If a Participant terminates deductions from such Participant's Compensation pursuant to Article IV during an Offering Period but the Participant does not elect to withdraw in writing from the Plan, the amount to the credit of the Participant in the Participant's Stock Purchase Account shall be used to purchase shares of Common Stock for Participant as of the last day of the Offering Period to the extent provided in Section 5.2(a) and the remaining balance in the Participant's Stock Purchase Account shall be distributed to the Participant as soon as administratively practical. Notwithstanding the preceding sentence, if a Participant terminates deductions from such Participant's Compensation pursuant to Article IV during an Offering Period and the amount to the credit of the Participant in the Participant's Stock Purchase Account upon such termination of Compensation deductions does not exceed One Hundred Dollars ($100.00), then the Participant shall be deemed to have withdrawn from the Plan upon the termination of Compensation deductions for purposes of this Section 5.3.

                                   ARTICLE VI
                                    COMMITTEE

         SECTION 6.1. APPOINTMENT, TERM OF OFFICE, AND VACANCIES. A member of the Committee must be a member of the Board, must not be an Employee, and must otherwise meet the definition of "non-employee director" as provided under Rule 16b-3 of the Securities Exchange Act of 1934, as adopted May 31, 1996, effective August 15, 1996. The Committee shall be the Company's Compensation Committee, if any, or such other standing committee as the Board may designate. If there is no such Compensation Committee or designation, the Committee shall be as follows:

         The Committee shall consist of two (2) or more individuals appointed by the Chairman of the Board who shall serve at the pleasure of the Chairman of the Board. The Chairman of the Board shall have the absolute right to remove any member of the Committee at any time, with or without cause, and any member of the Committee shall have the right to resign at any time. If a vacancy in the Committee should occur, from death, resignation, removal, or otherwise, a successor shall be appointed by the Chairman of the Board. The Chairman of the Board shall designate one of the members of the Committee to serve as its Chairman, one member as its Vice Chairman, and one member as its Secretary. The Committee shall act by majority vote and may adopt such bylaws, rules, and regulations as it deems desirable for the conduct of its affairs.

If at any time there shall be no Compensation Committee of the Board or any successor committee with substantially the same responsibilities whose members satisfy the requirements for membership on the Committee or the Board shall not otherwise have appointed a Committee to administer the Plan, the Board shall have the responsibilities assigned to the Committee herein.

         SECTION 6.2. POWERS OF COMMITTEE. The Committee shall administer the Plan. The Committee shall have all powers necessary to enable it to carry out its duties under the Plan properly. Not in limitation of the foregoing, the Committee shall have the power to construe and interpret the Plan and to determine all questions that shall arise thereunder. It shall decide all questions relating to eligibility to participate in the Plan and to purchase Common Stock under the Plan. The Committee shall have such other and further specified duties, powers, authority, and discretion as are elsewhere in the Plan either expressly or by necessary implication conferred upon it. The decision of the Committee upon all matters within the scope of its authority shall be final and conclusive on all persons, except to the extent otherwise provided by law. The Committee may appoint such agents, who need not be members of the Committee, as it may deem necessary for the effective performance of its duties, and may delegate to such agents such administerial powers and duties as the Committee may deem expedient or appropriate, except that the Committee may not delegate any discretionary authority with respect to substantive decisions, including interpretation and construction of the Plan, substantive questions that arise under the Plan, and questions relating to eligibility under the Plan.

         SECTION 6.3. INDEMNIFICATION OF COMMITTEE. To the extent permitted by applicable law, the Participating Employers shall indemnify and hold harmless each member of the Committee from and against any and all liability, claims, demands, costs, and expenses (including the costs and expenses of attorneys incurred in connection with the investigation or defense of claims) in any manner connected with or arising out of any actions or inactions in connection with the administration of the Plan except for such actions or inactions which are not in good faith or which constitute willful misconduct.


                                   ARTICLE VII
                            AMENDMENT AND TERMINATION

         SECTION 7.1. AMENDMENT OF PLAN. The Company expressly reserves the right, at any time and from time to time, to amend in whole or in part any of the terms and provisions of the Plan for whatever reason(s) the Company may deem appropriate; provided, however, no amendment shall be effective without the approval of the shareholders of the Company which (i) increases the number of shares of Common Stock reserved under the Plan, (ii) changes the method of determining the purchase price for shares of Common Stock, or (iii) materially changes the eligibility requirement for participation in the Plan, and approval of any amendment by the shareholders of the Company shall be required if approval of that amendment BY SHAREHOLDERS is required to ensure that transactions in Company securities under the Plan shall be exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934.

         SECTION 7.2. TERMINATION OF PLAN. The Company expressly reserves the right, at any time and for whatever reason it may deem appropriate, to terminate the Plan. If not sooner terminated (i) by the Company pursuant to the preceding sentence or (ii) pursuant to Section 5.2(c), the Plan shall continue in effect through December 31, 2010. Upon any termination of the Plan, the entire amount credited to the Stock Purchase Account of each Participant shall be distributed to each such Participant.

         SECTION 7.3. PROCEDURE FOR AMENDMENT OR TERMINATION. Any amendment to the Plan or termination of the Plan may be retroactive to the extent not prohibited by applicable law. Any amendment to the Plan or termination of the Plan shall be made by the Company by resolution of the Board of Directors and shall not require the approval or consent of any Participant or Beneficiary in order to be effective.


                                  ARTICLE VIII
                                  MISCELLANEOUS

         SECTION 8.1. TRANSFERABILITY OF RIGHTS. To the extent permitted by law, rights to purchase shares of Common Stock are exercisable only by the Participant to whom such rights are granted and are not transferable by such Participant other than by will or the laws of descent and distribution.

         SECTION 8.2. NO EMPLOYMENT RIGHTS. Participation in the Plan shall not give any employee of the Company any right to remain in the employ of the Company or, upon termination of employment, any right or interest in the Plan except as expressly provided herein.

         SECTION 8.3. COMPLIANCE WITH LAW. No shares of Common Stock shall be issued under the Plan prior to compliance by the Company to the satisfaction of its counsel with any applicable laws.

         SECTION 8.4. RESTRICTION ON SALE OR DISPOSITION OF CLOSELY-HELD STOCK. Provided that the Common Stock of the Company is not listed on a national stock exchange, traded in the over-the-counter market or there otherwise is no public market for the shares as determined by the Board, then Common Stock acquired by a Participant under this Plan shall not be, directly or indirectly, sold, assigned, transferred or otherwise disposed of, or pledged, hypothecated or otherwise encumbered, except to the Company on the Valuation Date coincident with or next following the date the Participant desires to sell such shares, at the purchase price determined pursuant to Section 8.5(c). IN ADDITION, THE COMPANY RETAINS THE RIGHT TO PAY SUCH PURCHASE PRICE IN SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (NOT LESS FREQUENTLY THAN ANNUALLY) OVER A PERIOD NOT TO EXCEED FIVE (5) YEARS, PROVIDED ADEQUATE SECURITY IS GIVEN AND REASONABLE INTEREST IS PAID ON ANY REMAINING UNPAID AMOUNTS.

         SECTION 8.5.      OBLIGATION TO SELL COMMON STOCK TO THE COMPANY.

                  (a) If the employment of the Participant is terminated on account of (i) Termination With Cause or (ii) any reason other than Termination With Cause, the Company shall have the right to purchase and the Participant shall have the obligation to sell to the Company upon the exercise of such right all the shares of Common Stock owned by the Participant that were acquired by the Participant under the Plan, at the purchase price determined below. The exercise date of such purchase by the Company shall be the Valuation Date coincident with or next following the Participant's termination of employment; provided, however, if the Participant's termination of employment is on account of Termination With Cause, the exercise date shall be the date of such termination of employment. Such right shall be exercised by the Company giving written notice of intent to exercise such right to the Participant within thirty (30) days after termination of employment. THE PURCHASE PRICE SHALL BE PAID IN CASH OVER A PERIOD NOT TO EXCEED THREE YEARS (FIVE YEARS IN THE CASE OF TERMINATION DUE TO DEATH OF THE PARTICIPANT), SUCH PURCHASE PRICE TO BE PAID IN SUBSTANTIALLY EQUAL PERIOD PAYMENTS (NOT LESS FREQUENTLY THAN ANNUALLY), PROVIDED ADEQUATE SECURITY IS GIVEN AND REASONABLE INTEREST IS PAID ON ANY REMAINING UNPAID AMOUNTS. If the Company fails to give written notice of its intent to exercise the right to purchase all shares of Common Stock within the requisite time, such shares of Common Stock shall be free of the restrictions imposed by this Section 8.5.

                  (b) The purchase price of the shares of Common Stock purchased under Section 8.5(a)(i) above shall be determined as follows:

                           (i) If, as of the exercise date, there is a public
                  trading market for the shares being valued for which price quotations are readily available, then the purchase price per share shall be the average of the closing prices thereof for the thirty (30) trading days on which trading occurs immediately prior to the exercise date.

                           (ii) If, as of the exercise date, there is no public
                  trading market for the shares being valued for which price quotations are readily available, then the purchase price per share shall be equal to the lesser of (a) the Purchase Price of such shares or (b) the Fair Market Value as of the Valuation Date coincident with or immediately preceding such exercise date.

                  (c) The purchase price of the shares of Common Stock purchased under Section 8.4 or Section 8.5(a)(ii) above shall be determined as follows:

                           (i) If, as of the exercise date, there is a public
                  trading market for the shares being valued for which price quotations are readily available, then the purchase price per share shall be the average of the closing prices thereof for the thirty (30) trading days on which trading occurs immediately prior to the exercise date.

                           (ii) If, as of the exercise date, there is no public
                  trading market for the shares being valued for which price quotations are readily available, then the purchase price per share shall be equal to the lesser of (a) the Fair Market Value as of the Valuation Date immediately preceding such exercise date or (b) the Fair Market Value as of the Valuation Date coincident with or next following such exercise date.

         SECTION 8.6. SALE OF COMPANY. Notwithstanding any other provision in the Plan to the contrary, in the event involving either the sale of fifty percent (50%) or more of the common stock of the Company, the sale of substantially all of the assets of the Company, or a merger following which fifty percent (50%) or more of the common stock of the Company is owned by parties who were not shareholders of the Company prior to such merger (a "Sale of the Company"), the Company shall give each Participant not less than five (5) days prior written notice thereof. Upon a Sale of the Company, the Board may, in its sole discretion, elect to require each Participant to sell their Common Stock acquired under this Plan, and each Participant may elect to sell his or her Common Stock acquired under this Plan, on the same terms and conditions as agreed to by the holders of fifty percent (50%) or more of the common stock of the Company, and the Board shall notify each Participant of such terms and conditions not less than five (5) days prior to such Sale of the Company.

         SECTION 8.7. SECTION REFERENCES. All references in this Plan to sections or articles shall refer to sections and articles of this Plan, unless specifically noted otherwise.

         SECTION 8.8. APPROVAL OF PLAN. The effectiveness of this Plan is subject to its approval and ratification by the shareholders of the Company within one year from the date of adoption hereof by the Board. In the event that the Plan is not approved in accordance with the preceding sentence, all amounts deducted from the Compensation of Participants and credited to each Participant's Stock Purchase Account shall be refunded to each such Participant without interest as soon as administratively practical.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer as of the _____ day of _______________, _____.


                                    US LEC CORP.



                                    By______________________________________
                                        _______________, President

ATTEST:


----------------------------
Secretary

(CORPORATE SEAL)



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